    As filed with the Securities and Exchange Commission on April 17, 2001


                       File Nos. 811-08278 and 033-73882

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]

Pre-Effective Amendment No.                              [ ]
                            ----

 Post-Effective Amendment No. 12  [X]

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]


Amendment No.  15                                                [X]


                               THE FULCRUM TRUST
                              (Name of Registrant)

                               440 Lincoln Street
                         WORCESTER, MASSACHUSETTS 01653
                    (Address of Principal Executive Offices)

              Registrant's Telephone Number, including Area Code:
                                 (800) 917-1909

                  (Names and Addresses of Agents for Service:)

    George M. Boyd, Esq.                      Christopher E. Palmer, Esq.
    Allmerica Financial                              Shea & Gardner
     440 Lincoln Street                      1800 Massachusetts Avenue, NW
    Worcester, MA  01653                          Washington, DC 20036

          Approximate Date of Proposed Public Offering      CONTINUOUS

             It is proposed that this filing will become effective:

                immediately upon filing pursuant to paragraph (b)
            ---

             X  on May 1, 2001 pursuant to paragraph (b)
            ---


                60 days after filing pursuant to paragraph (a)(1)
            ---

                on (date) pursuant to paragraph (a)(1)
            ---

                75 days after filing pursuant to paragraph (a)(2)
            ---

                on (date) pursuant to paragraph (a)(2) of rule 485.
            ---

                If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a
---
    previously filed post-effective amendment.

                          The Fulcrum Trust
--------------------------------------------------------------------------------

                                  PROSPECTUS

                                May 1, 2001
                                      THE
                                    FULCRUM
                                     TRUST

                               440 Lincoln Street
                         Worcester, Massachusetts 01653
                                 (800) 917-1909
This prospectus offers shares of four investment Portfolios of the Trust de-signed to provide the underlying investment vehicles for insurance contracts and qualified retirement plan accounts:

                   The Global Interactive/Telecomm Portfolio

                       The International Growth Portfolio

                              The Growth Portfolio

                              The Value Portfolio

This Prospectus explains what you should know about each of the Portfolios be-fore you invest. Please read it carefully before you invest.

Neither the Securities and Exchange Commission nor any State Securities Commis-sion has approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a crimi-nal offense.

                Table of Contents
--------------------------------------------------------------------------------

PORTFOLIO SUMMARIES.........................................................   3

  OBJECTIVES, STRATEGIES AND RISKS..........................................   4

   The Global Interactive/Telecomm Portfolio................................   4

   The International Growth Portfolio.......................................   5

   The Growth Portfolio.....................................................   6

   The Value Portfolio......................................................   7

EXPENSE SUMMARY.............................................................   8

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS...................................  12

OTHER INVESTMENT STRATEGIES.................................................  14

MANAGEMENT OF THE PORTFOLIOS................................................  16

MANAGEMENT AND PORTFOLIO MANAGEMENT INVESTMENT ADVISORY FEES................  20

EXPENSE LIMITATIONS.........................................................  23

PRICING, PURCHASE AND REDEMPTION............................................  24

DISTRIBUTIONS AND TAXES.....................................................  25

FINANCIAL HIGHLIGHTS........................................................  27

APPENDIX....................................................................  30



                                     LEGEND
--------------------------------------------------------------------------------

Performance
                                                                       [GRAPHIC]

Investment
Objectives
                                                                       [GRAPHIC]

Financial
Information
                                                                       [GRAPHIC]

Management
of Fund
                                                                       [GRAPHIC]

Risk
                                                                       [GRAPHIC]

Investment
Strategies
                                                                       [GRAPHIC]
-------------
The Fulcrum Trust

                              Portfolio Summaries
--------------------------------------------------------------------------------

The Fulcrum Trust provides a range of investment options through the four sepa-rate investment Portfolios described in this Prospectus. Shares of the Portfo-lios of the Trust are sold exclusively to (1) life insurance company separate accounts (the "Separate Accounts") to serve as the underlying investment medium for variable annuity and variable life insurance contracts; (2) qualified re-tirement plans, as permitted by Treasury Regulations; and (3) life insurance companies and advisers to the Portfolios and their affiliates. Shares will not be offered directly to the public.

Allmerica Financial Investment Management Services, Inc. as Manager is respon-sible for managing the Trust's daily business and has general responsibility for the management of the investments of the Portfolios. The Portfolio Managers have been hired to manage the investments of the Portfolios.

The following summaries describe each Portfolio's investment objective and principal investment strategies and identify the principal risks of investing in the Portfolio. The principal risks are discussed in more detail under "De-scription of Principal Investment Risks". The bar charts show how investment returns of the shares of a Portfolio have varied for the life of the Portfolio. The table following each bar chart shows how the Portfolio's average annual re-turns for the last one year and life of the Portfolio compare to those of a broad-based securities market index. Past performance does not necessarily in-dicate how the Portfolio will perform in the future. The bar charts and tables give some indication of the risks of investing in each Portfolio by showing changes in the Portfolio's performance. The bar charts and tables do not re-flect expenses associated with the variable insurance product that you are pur-chasing. If those expenses had been reflected, the performance shown would have been lower.
--------------
                                                               The Fulcrum Trust

Objectives, Strategies and Risks

   The Global Interactive/ Telecomm Portfolio
--------------------------------------------------------------------------------

   Portfolio Manager: GAMCO Investors, Inc.
[GRAPHIC]
   Investment Objective: The Portfolio seeks to make money for investors pri-marily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/or telecommunica-tions services and products.
[GRAPHIC]
   Principal Investment Strategies: The Portfolio normally invests primarily in common stocks and other equity securities of companies participating in technological advances in interactive services, companies providing prod-ucts that are accessible in the home or office through consumer electronics devices, telecommunications companies, and companies outside of the tele-communications industry which are expected to benefit from development in the telecommunications industry. The Portfolio may also invest in debt se-curities.

[GRAPHIC]

   In analyzing companies for investment, the Portfolio Manager looks for sev-eral characteristics including: above-average per share earnings growth; sound financial and accounting policies; strong competitive advantages; and effective research, product development and marketing.

   The Portfolio normally invests in at least three different countries, in-cluding the United States. No more than 40% of the Portfolio's assets will be invested in any one country except the United States.

   Principal Risks:
[GRAPHIC]
   .Company Risk

   .Currency Risk

   .Derivatives Risk

   .Emerging Markets Risk

   .Foreign Investment Risk

   .Investment Management Risk

   .Liquidity Risk

   .Market Risk

   .Technology Risk

   See "Description of Principal Investment Risks."

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

                              Annual Total Returns

 70%
 60%
 50%
 40%
 30%
 20%
 10%        40.24%    30.27%    56.89%
  0%------------------------------------------------------------------
-10%                                      -26.42%
-20%
-30%
-40%
             1997      1998      1999       2000

During the period shown above, the highest quarterly return was 22.54% for the quarter ended December 31, 1998 and the lowest was (14.29%) for the quarter ended December 31, 2000.

Performance Table

Average Annual Total Returns
(for the periods
ending
December 31,         Past     Since Inception
2000)              One Year  (February 1, 1996)
-----------------------------------------------
Portfolio Shares    (26.42%)       16.50%
-----------------------------------------------
S&P 500(R) Index*    (9.10%)       17.86%
-----------------------------------------------

* The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation.
--------------
The Fulcrum Trust

Objectives, Strategies and Risks

  The International Growth Portfolio
--------------------------------------------------------------------------------

   Portfolio Manager: Bee & Associates, a division of Denver Investment Advi-sors LLC
[GRAPHIC]

   Investment Objective: The Portfolio seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.
[GRAPHIC]

   Principal Investment Strategies: The Portfolio normally invests primarily in common stocks and other equity securities of foreign companies. The Portfolio currently concentrates on companies with market capitalization under $1 billion. The Portfolio may also invest in debt securities.
[GRAPHIC]

   The Portfolio generally invests in securities from at least three different countries. The Portfolio generally does not invest more than 20% of its as-sets in any one foreign country, except that it may invest up to 35% of its assets in each of the following countries: Australia, Canada, France, Ger-many, Mexico, the United Kingdom and the United States. The Portfolio cur-rently concentrates in securities from the more developed countries in the Americas, the Far East and the Pacific Basin, Australia and Western Europe. The Portfolio, however, can invest in emerging market countries.

   Principal Risks:
[GRAPHIC]
   .Company Risk

   .Currency Risk

   .Emerging Markets Risk

   .Foreign Investment Risk

   .Investment Management Risk

   .Liquidity Risk

   .Market Risk

   See "Description of Principal Investment Risks."

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

                              Annual Total Returns

 50%
 40%
 30%
 20%
 10%                               37.26%
  0%---------------------------------------------------------------
-10%      -5.25%      -8.02%                  -7.35%
           1997        1998         1999       2000



During the period shown above, the highest quarterly return was 25.53% for the quarter ended March 31, 2000 and the lowest was (25.02)% for the quarter ended September 30, 1998.

Performance Table

Average Annual Total Returns
(for the periods ending                 Past    Since Inception
December 31, 2000)                    One Year  (March 26, 1996)
----------------------------------------------------------------
Portfolio Shares                       (7.35%)        3.26%
----------------------------------------------------------------
Morgan Stanley EAFE Small Cap Index*   (9.23%)       (4.61%)
----------------------------------------------------------------

* The Morgan Stanley EAFE Small Cap Index is an unmanaged index of interna-tional small cap stocks.

-------------
                                                               The Fulcrum Trust

Objectives, Strategies and Risks

  The Growth Portfolio
--------------------------------------------------------------------------------

   Portfolio Manager: Analytic Investors, Inc.
[GRAPHIC]

   Investment Objective: The Portfolio seeks to make money for investors by investing primarily in domestic securities selected for their long-term growth prospects.
[GRAPHIC]

   Principal Investment Strategies: The Portfolio normally invests primarily in common stocks and other equity securities of U.S. corporations. The Portfolio may also invest in foreign equity securities and debt securities.
[GRAPHIC]

   The Portfolio Manager currently uses a proprietary computer model designed to build a portfolio of stocks. When viewed as a group, the stocks have fundamental characteristics that the Portfolio Manager considers to be su-perior to the 500 stocks included in the Standard & Poor's 500 Composite Stock Price Index. The model seeks to identify a portfolio of stocks with, among other characteristics, higher than average return on equity and earn-ings growth at a reasonable price and positive price momentum over the last 6 to 12 months. The model focuses on the characteristics of the aggregate portfolio rather than screening for individual stocks that meet all the de-sired characteristics. While the Growth Portfolio may invest in stocks of any company, it normally invests in stocks of medium to large companies in the S&P 500 (that is, typically companies with a market capitalization of $15 billion or higher).

   Principal Risks:
[GRAPHIC]
   .Company Risk

   .Derivatives Risk

   .Investment Management Risk

   .Market Risk

   See "Description of Principal Investment Risks."

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.


                              Annual Total Returns

  50%
  40%
  30%
  20%
  10%     10.24%     0.50%     20.07%
   0%----------------------------------------------------------------------
 -10%                                        -10.17%
 -20%      1997       1998      1999           2000

[GRAPHIC]

During the period shown above, the highest quarterly return was 17.98% for the quarter ended December 31, 1998 and the lowest was (14.95%) for the quarter ended September 30, 1998.

Analytic Investors, Inc. became the Portfolio Manager of the Portfolio on Au-gust 1, 1998. Performance before that date is based on the performance of the Portfolio's previous Portfolio Manager.


Performance Table

Average Annual Total Returns
(for the periods
ending
December 31,         Past    Since Inception
2000)              One Year (February 1, 1996)
----------------------------------------------
Portfolio Shares   (10.17%)        5.40%
----------------------------------------------
S&P 500(R) Index*   (9.10%)       17.86%
----------------------------------------------

* The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation.
-------------
The Fulcrum Trust

Objectives, Strategies and Risks

             The Value Portfolio
--------------------------------------------------------------------------------


   Portfolio Manager: GAMCO Investors, Inc.
[GRAPHIC]

   Investment Objective: The Portfolio seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the Portfolio Manager's judgment, achieve significant capital appreciation.
[GRAPHIC]

   Principal Investment Strategies: The Portfolio normally invests primarily in common stocks and other equity securities of companies that the Portfo-lio Manager believes are selling in the public market at a significant dis-count to their private market value. The Portfolio Manager believes a com-pany may be undervalued when investors fail to recognize the underlying value of its fixed assets, changes in the economic environment affecting the company, technological developments affecting the company's products, or other similar factors.
[GRAPHIC]


   The Portfolio may also invest in debt securities.

   Principal Risks:
[GRAPHIC]
   .Company Risk

   .Derivatives Risk

   .Investment Management Risk

   .Liquidity Risk

   .Market Risk

   See "Description of Principal Investment Risks."

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

                             ANNUAL TOTAL RETURNS

  50%
  40%
  30%
  20%
  10%     32.36%     7.49%     8.17%     28.67%
   0%-----------------------------------------------------------------------
 -10%      1997      1998      1999       2000



                                                                       [GRAPHIC]

During the period shown above, the highest quarterly return was 14.02% for the quarter ended December 31, 1998 and the lowest was (15.21%) for the quarter ended September 30, 1998.

Performance Table

Average Annual Total Returns
(for the periods
ending
December 31,         Past    Since Inception
2000)              One Year (February 1, 1996)
----------------------------------------------
Portfolio Shares    28.67%        18.23%
----------------------------------------------
S&P 500(R) Index*  (9.10%)        17.86%
----------------------------------------------

* The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation.
-------------
                                                               The Fulcrum Trust

                                Expense Summary
-------------------------------------------------------------------------------


The following tables describe the fees and expenses that you may pay if you invest in the Portfolios. The expenses listed below are not the only expenses if you are purchasing a variable insurance contract. You should refer to the variable insurance contract prospectus for more information relating to fees and expenses, which are in addition to the expenses of the Portfolios.

Annual Portfolio Operating Expenses (Expenses Deducted from Portfolio Assets) For the first 12 full calendar months after a new Portfolio Manager is hired (or, in the case of a Portfolio that has had only one Portfolio Manager, for the first 12 full calendar months of operations), the advisory agreements set the management fee at an annual rate of 0.80% of the Portfolio's average daily net assets.

After the initial 12-month period described above, each Portfolio has a per-formance-based advisory fee. As of the date of this prospectus, this fee is in effect for all Portfolios. See "Management and Portfolio Management Investment Advisory Fees," pages 20-22.

Shown below is expense information first using the fees that actually applied during 2000. Also shown below is expense information assuming fees of 0.00%, 2.00% and 4.00%, because the fees in 2001 and future years may vary. You should note, however, that the fee could be any figure between 0.00% and 4.00%, not just the specific figures shown below.

For each of the fee levels shown, we have included an example prepared in ac-cordance with the requirements of the Securities and Exchange Commission ("SEC"). The purpose of the examples is to assist investors in comparing the cost of investing in a Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those peri-ods. The example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower.
--------------
The Fulcrum Trust

1. Using 2000 Management Fees

                                                Shareholder                                                Total Annual
                                                   Fees                                                        Fund
                                            (fees paid directly  Management Distribution       Other        Operating
                                           from your investment)    Fees    (12b-1) Fees Expenses(/1/,/2/)   Expenses
      -----------------------------------------------------------------------------------------------------------------
       The Global Interactive/                     NONE             2.47%       NONE           1.72%           4.19%
       Telecomm Portfolio
      -----------------------------------------------------------------------------------------------------------------
       The International Growth Portfolio          NONE             3.71%       NONE           3.55%           7.26%
      -----------------------------------------------------------------------------------------------------------------
       The Growth Portfolio                        NONE             0.14%       NONE           2.52%           2.66%
      -----------------------------------------------------------------------------------------------------------------
       The Value Portfolio                         NONE             2.58%       NONE           1.45%           4.03%
      -----------------------------------------------------------------------------------------------------------------

Example
The purpose of this example is to assist investors in comparing the cost of in-vesting in a Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. A shareholder would pay the following ex-penses on a $10,000 investment, assuming (1) 5% annual return, (2) the advisory fees in the above chart, and (3) redemption at the end of each time period.

                                           1 Year 3 Years 5 Years 10 Years
      --------------------------------------------------------------------
       The Global Interactive/Telecomm      $429  $1,298  $2,178   $4,434
        Portfolio
      --------------------------------------------------------------------
       The International Growth Portfolio   $744  $2,178  $3,543   $6,675
      --------------------------------------------------------------------
       The Growth Portfolio                 $273  $  837  $1,427   $3,023
      --------------------------------------------------------------------
       The Value Portfolio                  $413  $1,250  $2,102   $4,296
      --------------------------------------------------------------------

2. Assuming Management Fee of 0%

An advisory fee of 0% would be paid if the Portfolio's performance (net of all fees and expenses) was more than 3.0 percentage points lower than the benchmark index.

                                     Shareholder                                                Total Annual
                                        Fees                                                        Fund
                                 (fees paid directly  Management Distribution       Other        Operating
                                from your investment)    Fees    (12b-1) Fees Expenses(/1/,/2/)   Expenses
      ------------------------------------------------------------------------------------------------------
       The Global Interactive/          NONE             0.00%       NONE           1.72%           1.72%
       Telecomm Portfolio
      ------------------------------------------------------------------------------------------------------
       The International                NONE             0.00%       NONE           3.55%           3.55%
       Growth Portfolio
      ------------------------------------------------------------------------------------------------------
       The Growth Portfolio             NONE             0.00%       NONE           2.52%           2.52%
      ------------------------------------------------------------------------------------------------------
       The Value Portfolio              NONE             0.00%       NONE           1.45%           1.45%
      ------------------------------------------------------------------------------------------------------

--------------
                                                               The Fulcrum Trust

Example
The purpose of this example is to assist investors in comparing the cost of investing in a Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. A shareholder would pay the follow-ing expenses on a $10,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 0%, and (3) redemption at the end of each time period.

                                           1 Year 3 Years 5 Years 10 Years
      --------------------------------------------------------------------
       The Global Interactive/Telecomm      $176  $  546  $  940   $2,043
        Portfolio
      --------------------------------------------------------------------
       The International Growth Portfolio   $364  $1,107  $1,870   $3,870
      --------------------------------------------------------------------
       The Growth Portfolio                 $258  $  794  $1,355   $2,883
      --------------------------------------------------------------------
       The Value Portfolio                  $149  $  462  $  797   $1,745
      --------------------------------------------------------------------

3. Assuming Management Fee of 2.00%

An advisory fee of 2.00% would be paid if the Portfolio's performance (net of all fees and expenses, including the 2.00% advisory fee) was between 1.5 and
3.0 percentage points better than the benchmark index.

                                     Shareholder                                                Total Annual
                                        Fees                                                        Fund
                                 (fees paid directly  Management Distribution       Other        Operating
                                from your investment)    Fees    (12b-1) Fees Expenses(/1/,/2/)   Expenses
      ---------------------------------------------------------------------------------------------------
       The Global Interactive/          NONE             2.00%       NONE           1.72%           3.72%
       Telecomm Portfolio
      ---------------------------------------------------------------------------------------------------
       The International                NONE             2.00%       NONE           3.55%           5.55%
       Growth Portfolio
      ---------------------------------------------------------------------------------------------------
       The Growth Portfolio             NONE             2.00%       NONE           2.52%           4.52%
      ---------------------------------------------------------------------------------------------------
       The Value Portfolio              NONE             2.00%       NONE           1.45%           3.45%
      ---------------------------------------------------------------------------------------------------

Example
The purpose of this example is to assist investors in comparing the cost of investing in a Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. A shareholder would pay the follow-ing expenses on a $10,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 2%, and (3) redemption at the end of each time period.

                                           1 Year 3 Years 5 Years 10 Years
      --------------------------------------------------------------------
       The Global Interactive/Telecomm      $381  $1,158  $1,952   $4,023
        Portfolio
      --------------------------------------------------------------------
       The International Growth Portfolio   $569  $1,695  $2,805   $5,516
      --------------------------------------------------------------------
       The Growth Portfolio                 $463  $1,395  $2,334   $4,710
      --------------------------------------------------------------------
       The Value Portfolio                  $354  $1,076  $1,821   $3,779
      --------------------------------------------------------------------

---------------
The Fulcrum Trust

4. Assuming Management Fee of 4.00%

An advisory fee of 4.00% would be paid if the Portfolio's performance (net of all fees and expenses, including the 4.00% advisory fee) was at least 7.5 per-centage points better than the benchmark index.

                                     Shareholder                                                Total Annual
                                        Fees                                                        Fund
                                 (fees paid directly  Management Distribution       Other        Operating
                                from your investment)    Fees    (12b-1) Fees Expenses(/1/,/2/)   Expenses
      -------------------------------------------------------------------------------------------------------
       The Global Interactive/          NONE             4.00%       NONE           1.72%           5.72%
       Telecomm Portfolio
      -------------------------------------------------------------------------------------------------------
       The International                NONE             4.00%       NONE           3.55%           7.55%
       Growth Portfolio
      -------------------------------------------------------------------------------------------------------
       The Growth Portfolio             NONE             4.00%       NONE           2.52%           6.52%
      -------------------------------------------------------------------------------------------------------
       The Value Portfolio              NONE             4.00%       NONE           1.45%           5.45%
      -------------------------------------------------------------------------------------------------------

Example
The purpose of this example is to assist investors in comparing the cost of in-vesting in a Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower. A shareholder would pay the following ex-penses on a $10,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 4%, and (3) redemption at the end of each time period.

                                           1 Year 3 Years 5 Years 10 Years
      --------------------------------------------------------------------
       The Global Interactive/Telecomm      $586  $1,744  $2,881   $5,640
        Portfolio
      --------------------------------------------------------------------
       The International Growth Portfolio   $774  $2,259  $3,663   $6,851
      --------------------------------------------------------------------
       The Growth Portfolio                 $668  $1,971  $3,231   $6,199
      --------------------------------------------------------------------
       The Value Portfolio                  $559  $1,666  $2,761   $5,441

(/1/)Actual 2000 "other expenses" were less than these shown in the above charts because of a voluntary expense limitation agreed to by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), investment man-ager of the Trust. AFIMS currently voluntarily limits the "other expenses" to an annual rate of 1.50% of average daily net assets for The Global Interactive/Telecomm Portfolio and The International Growth Portfolio and an annual rate of 1.20% of average daily net assets for The Growth Portfo-lio and The Value Portfolio. AFIMS may discontinue this limitation.

(/2/)Each Portfolio is obligated to reimburse AFIMS for any Portfolio expenses
     AFIMS reimburses subject to certain limitations discussed in "Expense Lim-itations", page 23.
--------------
                                                               The Fulcrum Trust

            Description of Principal Investment Risks

-------------------------------------------------------------------------------

[GRAPHIC]
The principal risks of investing in a Portfolio and the factors likely to cause the value of your investment in the Portfolio to decline are described below. The principal risks applicable to each Portfolio are identified under "Portfolio Summaries -- Objectives, Strategies and Risks." There are also many factors that could cause the value of your investment in a Portfolio to de-cline which are not described here. The price per share of each Portfolio will change daily based on market conditions and other factors. It is important to remember that there is no guarantee that the Portfolios will achieve their in-vestment objective, and an investor in any of the Portfolios could lose money.

Company Risk
A Portfolio's equity and fixed income investments in a company often fluctuate based on:

 .  The firm's actual and anticipated earnings,

 .  Changes in management, product offerings and overall financial strength and

 .  The potential for takeovers and acquisitions.

This is due to the fact that prices of securities react to the fiscal and business conditions of the company that issued the securities. Factors affect-ing a company's particular industry, such as increased production costs, also may affect the value of its securities. With respect to the Global Interactive/Telecomm Portfolio, adverse changes in global economic conditions or the interactive/telecommunications industry may cause the value of the Portfolio's shares to fall sharply. A downturn in the interactive/telecommunications industry also would have more of an impact on the Portfolio than on a fund that was diversified among many different indus-tries.

Smaller companies with market capitalizations of less than $1 billion or so are more likely than larger companies to have limited lines or smaller markets for their products and services. Small company stocks may not trade very ac-tively, and their prices may fluctuate more than stocks of other companies as a result of lower liquidity. They may depend on a small or inexperienced man-agement group. Stocks of smaller companies also may be more vulnerable to neg-ative changes than stocks of larger companies.

Currency Risk
This is the risk that foreign currencies will decline in value relative to the U.S. dollar. Portfolios that invest in securities denominated in or are re-ceiving revenues in foreign currencies are subject to currency risk. There is often a greater risk of currency fluctuations and devaluations in emerging market countries.

Derivatives Risk
A Portfolio may use derivatives to hedge against an opposite position that the Portfolio also holds. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When a Portfolio uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unantic-ipated losses. A Portfolio may also use derivatives as an investment vehicle to gain market exposure. Gains or losses from derivative investments may be substantially greater than the derivative's original cost. When a Portfolio uses derivatives, it is also subject to the risk that the other party to the agreement will not be able to perform. Additional risks associated with deriv-atives include mispricing and improper valuation.

Emerging Markets Risk
Investments in emerging markets securities involve all of the risks of invest-ments in foreign securities, and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usu-ally carry higher risks to investors than securities of companies in developed countries.
--------------
The Fulcrum Trust

Foreign Investment Risk
Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differ-ences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company as-sets, excessive taxation, withholding taxes on dividends and interest, limita-tions on the use or transfer of portfolio assets, and political or social in-stability. In the event of nationalization, expropriation or other confisca-tion, a Portfolio could lose its entire investment. Portfolios investing in foreign securities may experience rapid changes in value. One reason for this volatility is that the securities markets of many foreign countries are rela-tively small, with a limited number of companies representing a small number of industries. Enforcing legal rights may be difficult, costly and slow in foreign countries. Also, foreign companies may not be subject to governmental supervi-sion or accounting standards comparable to those applicable to U.S. companies, and there may be less public information about their operations.

Investment Management Risk
Investment management risk is the risk that a Portfolio does not achieve its investment objective, even though the Portfolio Manager uses various investment strategies and techniques.

Liquidity Risk
This is the risk that a Portfolio will not be able to sell a security at a rea-sonable price because there are too few people who actively buy and sell, or trade, that security on a regular basis. Liquidity risk increases for Portfo-lios investing in foreign investments (especially emerging markets securities), smaller companies, lower credit quality bonds (also called junk bonds), re-stricted securities, over-the-counter securities and derivatives.

Market Risk
This is the risk that the price of a security held by a Portfolio will fall due to changing economic, political or market conditions or to factors affecting investor psychology.

Technology Risk
Investments in the technology industries, even though representing interests in different companies within these industries, may be affected by common economic forces and other factors. In addition, stock prices of companies in technology industries have historically been more volatile than those of companies in other industries.
--------------
                                                               The Fulcrum Trust

                    Other Investment Strategies
[GRAPHIC]
-------------------------------------------------------------------------------

The Portfolio Summaries starting on page 3 describe the investment objective and the principal investment strategies and risks of each Portfolio. The in-vestment objectives of the Portfolios are fundamental, which means that they may be changed only with shareholder approval. Unless otherwise indicated, each Portfolio's practices, policies and programs for achieving its objectives are not fundamental and thus may be changed by the Board of Trustees without shareholder approval. The Statement of Additional Information sets forth cer-tain investment restrictions which are fundamental, and, like the investment objectives, may be changed only with shareholder approval. There is no guaran-tee that the Portfolios will achieve their objective and an investor in any of the Portfolios could lose money. Attached is an Appendix illustrating various investment techniques and strategies that the Portfolio Managers of the Port-folios may utilize. The Portfolios may at times use the following strategies:

Derivative Investments. Instead of investing in the types of portfolio securi-ties described in the Summary, each Portfolio may buy or sell a variety of "derivative" investments to gain exposure to particular securities or markets. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio's Portfolio Manager will sometimes use derivatives as part of a strategy de-signed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk.

Foreign Securities. Each Portfolio may invest all or a substantial part of its portfolio in securities of companies that are located or primarily doing busi-ness in a foreign country. A company is considered to be located in a foreign country if it is organized under the laws of, or has a principal office in, that country. A company is considered as primarily doing business in a country if (i) the company derives at least 50% of its gross revenues or profits from either goods or services produced or sold in the country or (ii) at least 50% of the company's assets are situated in the country. A Portfolio may invest in foreign securities either directly or indirectly through the use of depository receipts, such as American Depository Receipts or ADRs. Depository receipts are generally issued by banks or trust companies and evidence ownership of un-derlying foreign securities. An ADR may be sponsored by the issuer of the un-derlying foreign security or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges.

Debt Securities. All Portfolios may invest in corporate debt securities of do-mestic or foreign issuers. Each Portfolio may only invest in debt securities which meet the minimum ratings criteria set forth for that particular Portfo-lio and unrated debt securities that are comparable in quality to the rated debt securities in which the Portfolio may invest. Debt securities are subject to credit risk (the risk that the issuer may not be able to pay principal and interest when due) and interest rate risk (the risk that the values may de-crease as interest rates increase.)

Each Portfolio may invest up to 5% of its assets in high yield securities. These securities are considered to be speculative with respect to the issuer's capacity to pay interest and repay principal.
--------------
The Fulcrum Trust

Lending Portfolio Securities. To realize additional income, each Portfolio may lend securities with a value of up to 33% of its total assets to unaffiliated broker-dealers or institutional investors. Any loan will be secured by collat-eral at least equal to the value of the security loaned. While any such loan is outstanding, a Portfolio will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or a fee from the borrower. Each Portfolio will have the right to call each loan and obtain the securities. Lending portfolio securities involves possible de-lays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral.

Leverage. Each Portfolio may leverage its investments by purchasing securities with borrowed money. In leveraging investments, each Portfolio may borrow up to 33 1/3% of the value of its total assets (minus liabilities other than the bor-rowing). Leveraging by means of borrowing will exaggerate the effect of any in-crease or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average bal-ances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to main-tain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be in-cluded as borrowing subject to the borrowing limitations described above. Secu-rities purchased on a when-issued or delayed delivery basis will not be subject to the Portfolio's borrowing limitations to the extent that a Portfolio estab-lishes and maintains liquid assets in a segregated account equal to the Portfo-lio's obligations under the when-issued or delayed delivery arrangement. A Portfolio may, in connection with permissible borrowings, transfer as collat-eral securities it owns.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securi-ties"), which would include repurchase agreements having more than 7 days to maturity. A considerable period of time may elapse between a Portfolio's deci-sion to dispose of such securities and the time when the Portfolio is able to dispose of them, during which time the value of the securities could decline. The SEC has adopted Rule 144A which permits resale among certain institutional investors of certain unregistered securities which have been deemed liquid.

Temporary Defensive Strategies. At times a Portfolio Manager may determine that market conditions make it desirable temporarily to suspend a Portfolio's normal investment activities. This is when the Portfolio may temporarily invest in a variety of lower-risk securities, such as U.S. Government and other high qual-ity bonds and short-term debt obligations. Such strategies attempt to reduce changes in the value of the Portfolio's shares. The Portfolio may fail to profit from favorable developments affecting its normal investments while these strategies are in effect.

Frequent Trading. Certain Portfolios from time to time may engage in active and frequent trading to achieve their investment objective. Frequent trading in-creases transaction costs, which could decrease from the Portfolio's perfor-mance.
--------------
                                                               The Fulcrum Trust

                    Management of the Portfolios
[GRAPHIC]
-------------------------------------------------------------------------------

The Trust. The business and affairs of the Trust are managed under the direc-tion of the Board of Trustees.

Manager. Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Manager") serves as overall Manager of the Trust. As Manager, AFIMS is responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. AFIMS, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment adviser. AFIMS is located at 440 Lincoln Street, Worcester, Massa-chusetts 01653 and is an indirect, wholly-owned subsidiary of Allmerica Finan-cial Corporation ("AFC"). AFC is the parent company of the two life insurance companies, Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company ("FAFLIC"), which utilize the Trust as an underlying fund for their variable contracts.

Portfolio Managers. Portfolio Managers have been hired to manage the invest-ments of the Portfolios.

The Portfolio Managers' activities are subject to general oversight by the Trustees and AFIMS. Although the Trustees and AFIMS do not evaluate the in-vestment merits of the Portfolio Managers' specific securities selections, they do review each Portfolio Manager's overall performance.

The following table provides information about each Portfolio's Portfolio Man-ager:

                     Portfolio,
         Portfolio Manager Name and Address                       Experience
      -----------------------------------------------------------------------------------------
        Global Interactive/Telecomm Portfolio   .Organized in 1978
        GAMCO Investors, Inc.
        One Corporate Center                    .$10.1 billion assets under management as of
        Rye, NY 10580-1434                       December 31, 2000

                                                .Acts as investment adviser for individuals,
                                                 pension trusts, profit-sharing trusts and
                                                 endowments
      -----------------------------------------------------------------------------------------
        International Growth Portfolio          .Established in 1989
        Bee & Associates, a Division of Denver
        Investment                              .Over $272 million assets under management
        Advisors LLC                             as of December 31, 2000
        1225 17th Street, 26th Floor
        Denver, CO 80202                        .Provides global equity management expertise
                                                 to individual retirement plan sponsors, found-
                                                 ations, endowments and other entities

--------------
The Fulcrum Trust

                     Portfolio,
         Portfolio Manager Name and Address                        Experience
      -------------------------------------------------------------------------------------------
        Growth Portfolio                       .Founded in 1970
        Analytic Investors, Inc.
        700 South Flower Street, Suite 2400    .Manages assets totaling approximately $1.5
        Los Angeles, CA 90017                   billion as of December 31, 2000
                                               .Provides management of investment advisory
                                                accounts to individuals, banks/thrift institu-
                                                tions, investment companies, pension and
                                                profit sharing plans, trusts, estates or charita-
                                                ble organizations and other corporations
      -------------------------------------------------------------------------------------------
        Value Portfolio                        Refer to Global Interactive/ Telecomm
        GAMCO Investors, Inc.                  Portfolio above
        One Corporate Center
        Rye, NY 10580-1434

--------------
                                                               The Fulcrum Trust

 The following individuals or groups of individuals are primarily responsi-ble for the day-to-day management of the Portfolios:

        Portfolio Name,       Name and Title of Individual     Managed       Business Experience
     Portfolio Manager Name       Portfolio Manager(s)     Portfolio Since for the Past Five Years
 -------------------------------------------------------------------------------------------------
   Global Interactive/         Mario J. Gabelli,                1996       Mr. Gabelli has more
   Telecomm Portfolio          Chief Investment Officer                    than 27 years of
   GAMCO Investors, Inc.                                                   experience in
   ("GAMCO")                                                               the investment
                                                                           industry and
                                                                           has been chief
                                                                           investment
                                                                           officer of GAMCO since
                                                                           its inception.
 -------------------------------------------------------------------------------------------------
   International Growth        Adam D. Schor,                   1999       Mr. Schor has served
   Portfolio                   Chief Investment Officer                    as Chief Investment
   Bee & Associates            Principal Portfolio                         Officer since August
   a Division of Denver        Manager                                     1999; from 1997 to
   Investment                                                              1999 he was a member
   Advisors LLC                                                            of the portfolio
   ("Bee & Associates")                                                    management team; from
                                                                           1993 to 1997, Mr.
                                                                           Schor worked at Harris
                                                                           Associates, where he
                                                                           covered various
                                                                           geographic regions for
                                                                           the Oakmark
                                                                           International Fund. He
                                                                           also co-managed two
                                                                           funds, the Oakmark
                                                                           International Small
                                                                           Cap Fund and the
                                                                           Growth Fund of Israel.
                               Kevin Beck                       2000       Mr. Beck, CFA, joined
                               Investment Officer                          Bee & Associates in
                                                                           2000 as an analyst.
                                                                           Prior to 2000, he was
                                                                           a regional investment
                                                                           analyst in the Rio de
                                                                           Janeiro office of
                                                                           Robert Fleming Inc.;
                                                                           as an equity analyst
                                                                           with American Family
                                                                           Insurance; and a
                                                                           junior analyst with
                                                                           Harris Associates.

---------------
The Fulcrum Trust

        Portfolio Name,       Name and Title of Individual        Managed       Business Experience
     Portfolio Manager Name       Portfolio Manager(s)        Portfolio Since for the Past Five Years
 ----------------------------------------------------------------------------------------------------
   Growth Portfolio            Harindra de Silva,                  1998       Mr. de Silva has
   Analytic Investors, Inc.    President                                      served as President of
   ("Analytic")                                                               Analytic since April
                                                                              1998; from 1986 to
                                                                              1998, he served as
                                                                              Principal of Analysis
                                                                              Group, Inc. He has
                                                                              been a member of the
                                                                              portfolio management
                                                                              team of Analytic since
                                                                              1995.
                               Dennis Bein, Portfolio Manager      1998       Mr. Bein has been a
                                                                              member of the
                                                                              portfolio management
                                                                              and research team of
                                                                              Analytic since August
                                                                              1995; he served as a
                                                                              senior associate for
                                                                              Analysis Group, Inc.
                                                                              from 1990 to 1998.
                               Steve Sapra, Portfolio              1999       Mr. Sapra has been a
                               Manager                                        member of the
                                                                              portfolio management
                                                                              and research team of
                                                                              Analytic since
                                                                              September 1999; he
                                                                              served as Senior
                                                                              Consultant at BARRA,
                                                                              Inc. From July 1997 to
                                                                              August 1999. From
                                                                              September 1995 to June
                                                                              1997, Mr. Sapra was
                                                                              earning his Masters in
                                                                              Economics from the
                                                                              University of Southern
                                                                              California.
 ----------------------------------------------------------------------------------------------------
   Value Portfolio             Refer to Global Interactive/
   GAMCO Investors, Inc.       Telecomm Portfolio above
   ("GAMCO")

--------------
                                                               The Fulcrum Trust

         Management and Portfolio Management Investment Advisory Fees
-------------------------------------------------------------------------------

AFIMS serves as the overall manager of the Portfolios, and the Portfolio Man-agers handle the day-to-day investment management of the Portfolios. For these services, each Portfolio pays an overall management fee, computed and accrued daily and paid monthly, based on its average daily net assets. The overall fee varies based on the performance of that Portfolio (after expenses) compared to that of an appropriate benchmark. The Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%.

Fixed Advisory Fee for the First 12 Full Calendar Months. For the period be-ginning on the effective date of a Portfolio Manager Agreement with a new Portfolio Manager (or, in the case of a Portfolio that has had only one Port-folio Manager, the day on which the Portfolio began investment operations) and ending with the last day of the twelfth full calendar month thereafter,

 . each Portfolio Manager will be paid a monthly advisory fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets.

Performance-Based Fee. After the first 12 full calendar months with a new Portfolio Manager as described above, each Portfolio pays, at the end of each month:

 . a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee.
  (As explained below, the fee might be reduced if absolute performance is negative.)

The monthly Basic Fee equals one-twelfth of the annual Basic Fee rate of 2.0% multiplied by average daily net assets over the previous 12 months. The Incen-tive Fee rate ranges from -2.0% to +2.0% on an annual basis, depending on a comparison of the Portfolio's performance (after reflecting a deduction of Portfolio expenses, including advisory fees) and the performance of a selected benchmark index over the past 12 months. The monthly Incentive Fee, like the monthly Basic Fee, is calculated by multiplying one-twelfth of the Incentive Fee rate on an annual basis by the average daily net assets over the previous 12 months. Accordingly, the Total Fee could range from 0.0% to an annual rate of 4.0%, depending on performance.

 . The performance of a Portfolio is calculated after deducting expenses, in-cluding both the Basic Fee and the Incentive Fee. In particular, it is cal-culated by first determining the change in the Portfolio's net asset value per share during the previous 12 months, assuming the reinvestment of dis-tributions during that period, and then expressing this amount as a percent-age of the net asset value per share at the beginning of the period. Net as-set value per share is calculated by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities including accrued advisory fees and the other expenses, by the total number of shares outstanding at the time.

 . The performance of the selected benchmark index is calculated as the sum of the change in the level of the index during the previous 12 months, plus the value of any dividends or distributions made by the companies whose securi-ties comprise the index accumulated to the end of the period, and then ex-pressing that amount as a percentage of the index at the beginning of the period.

No Incentive Fee will be paid if the Portfolio's performance after expenses equals the targeted performance-selected benchmark index plus 2.25 percentage points. The maximum fee will be paid if performance after expenses is 5.25 percentage points higher than the target (i.e., 7.5 percentage points higher than the selected benchmark index). No fee will be paid if performance after expenses is 5.25 percentage points lower than the target, (i.e., more than 3 percentage points below the selected benchmark index). The chart below further explains the Incentive Fee at various performance levels.
--------------
The Fulcrum Trust

          Percentage Point Difference
           Between Performance of the
                   Portfolio
           (Net of Expenses Including
            Basic Fee and Incentive
                      Fee)

                                                                   Total
                                    Basic Fee (%) Incentive Fee Advisory Fee
          ------------------------------------------------------------------
             and Change in Selected
                Benchmark Index
         +7.5 or greater                 2.0           2.0          4.0
          ------------------------------------------------------------------
         +6.0 or greater, but less
          than +7.5                      2.0           1.5          3.5
          ------------------------------------------------------------------
         +4.5 or greater, but less
          than +6.0                      2.0           1.0          3.0
          ------------------------------------------------------------------
         +3.0 or greater, but less
          than +4.5                      2.0           0.5          2.5
          ------------------------------------------------------------------
         +1.5 or greater, but less
          than +3.0                      2.0           0.0          2.0
          ------------------------------------------------------------------
         0.0 or greater, but less
          than +1.5                      2.0          -0.5          1.5
          ------------------------------------------------------------------
         -1.5 or greater, but less
          than 0.0                       2.0          -1.0          1.0
          ------------------------------------------------------------------
         -3.0 or greater, but less
          than -1.5                      2.0          -1.5          0.5
          ------------------------------------------------------------------
         Less than -3.0                  2.0          -2.0          0.0
          ------------------------------------------------------------------

Maximum Fee if Performance is Negative
 . If the absolute performance of a Portfolio (after payment of all expenses, including the Basic Fee and any Incentive Fee) is negative, the monthly advi-sory fee will be the lesser of the fee calculated pursuant to the above schedule or the alternative monthly advisory fee described below, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee than under the performance fee schedule above.

 . If a Portfolio's performance (after payment of all expenses including advi-sory fees) is negative and does not exceed the selected benchmark by six per-centage points (on an annual basis), no monthly advisory fee will be paid.

 . If the Portfolio's performance (after payment of all expenses including advi-sory fees) is negative and does not exceed the selected benchmark by twelve percentage points but does exceed the selected benchmark by six percentage points (on an annual basis), the alternate monthly advisory fee will be based on an annual rate of 1.0% of average daily net assets over the previous 12 months.

 . If the performance of a Portfolio (after payment of all expenses including advisory fees) is negative but exceeds the selected benchmark by twelve per-centage points or more (on an annual basis), the alternative monthly advisory fee will be based on an annual rate of 2.0% of average daily net assets over the previous 12 months.

Size of Fee
 . The Basic Fee payable by the Portfolios is at a rate higher than the invest-ment advisory fees paid by most other investment companies. If a Portfolio outperforms the selected benchmark by 3.0 percentage points or more, the ad-visory fee payable by a Portfolio may further exceed those paid by other in-vestment companies.

 . If a Portfolio underperforms the selected benchmark, the advisory fee paid by the Portfolio may be less than those paid by other investment companies.

 . If, during the applicable performance period, a Portfolio underperforms the selected benchmark by three or more percentage points, the Portfolio will not pay any advisory fee.

Performance Benchmarks
As described above, total advisory fees paid to each Portfolio Manager for ad-vising the Portfolios are based on the performance of the Portfolio they manage relative to a market benchmark selected in light of the investment objective and policies of the Portfolio. The performance benchmarks selected for the Portfolios are listed below and described in more detail on pages 4-7.
--------------
                                                               The Fulcrum Trust

Portfolio                                          Performance Benchmark
The Global Interactive/Telecomm Portfolio          S&P 500(R) Index
The International Growth Portfolio                 Morgan Stanley EAFE Small Cap Index
The Growth Portfolio                               S&P 500(R) Index
The Value Portfolio                                S&P 500(R) Index

---------------

The Fulcrum Trust

                              Expense Limitations
--------------------------------------------------------------------------------

Expense Limitations. AFIMS has voluntarily agreed to limit operating expenses. While this limitation is in effect, AFIMS will reimburse each Portfolio to the extent that its "other expenses" (i.e. expenses other than management fees) ex-ceed the expense limitations (expressed as an annualized percentage of average daily net assets) in the following table.

                      Portfolio                  Current "Other Expenses" Limitation
    --------------------------------------------------------------------------------
      The Global Interactive/Telecomm Portfolio                 1.50%
    --------------------------------------------------------------------------------
      The International Growth Portfolio                        1.50%
    --------------------------------------------------------------------------------
      The Growth Portfolio                                      1.20%
    --------------------------------------------------------------------------------
      The Value Portfolio                                       1.20%

AFIMS has agreed to pay any amount due for a calendar month not later than the 15th day of the following calendar month (with any annual adjustment to be made not later than January 15 of the following calendar year). AFIMS may discon-tinue this limitation.

Reimbursement Provision. Each Portfolio is obligated to reimburse AFIMS for any payments it made to the Portfolio under these expense limitations and other ex-pense limitations that were in place in previous years, provided that the Port-folio need only reimburse AFIMS (1) to the extent it can do so and still keep "other expenses" under the limitations that were in place and (2) during the two calendar years after the expense limitation payments were made by AFIMS. In particular, reimbursement for any payments due to the expense limitation in ef-fect during 1999 shall be paid by a Portfolio only to the extent that the Port-folio can do so prior to December 31, 2001 without causing its "other expenses" to exceed the current expense limitation applicable to that Portfolio (see chart above). Reimbursement for any payments due to the expense limitation in effect during 2000 shall be paid by a Portfolio only to the extent that the Portfolio can do so prior to December 31, 2002 without causing its "other ex-penses" to exceed the current expense limitation applicable to that Portfolio (see chart above). Reimbursement for any payments due to the expense limitation in effect during 2001 shall be paid by a Portfolio only to the extent that the Portfolio can do so prior to December 31, 2003 without causing its "other ex-penses" to exceed the current expense limitation applicable to that Portfolio (see chart above).
--------------
                                                               The Fulcrum Trust

                       Pricing, Purchase and Redemption
-------------------------------------------------------------------------------


Pricing of Shares
The price of one share of each Portfolio is equal to the Portfolio's "net as-set value" or "NAV" per share. NAV is computed once daily at the close of reg-ular trading on the New York Stock Exchange each day the Exchange is open-- normally 4:00 p.m. Eastern Time. Net asset value per share is calculated by dividing the aggregate value of each Portfolio's assets less all liabilities by the number of each Portfolio's outstanding shares.

Each Portfolio's assets are valued primarily on the basis of market quota-tions. Short-term debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. Other debt securities are generally valued based on price quotes obtained from pricing services or broker-dealers. Foreign securities are valued on the basis of quotations from the primary mar-ket on which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not available for any security, or if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes ac-curately reflects fair value.

Purchase of Shares
Shares of each Portfolio are sold at the first net asset value per share cal-culated after the Trust (or its agent) receives the purchase order. The Trust does not charge any sales charge or sales load. The Trust is intended to be a funding vehicle for variable annuity and variable life insurance contracts of-fered by both affiliated and unaffiliated insurance companies and for certain qualified pension and retirement plans. Because of differences in tax treat-ment and other considerations, however, it is possible that the interests of contract owners and plan participants might at some time be in conflict. Ac-cordingly, the Board of Trustees will monitor events to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

Redemption of Shares
Shares of the Portfolios may be redeemed on any business day. The Trust does not charge any sales charge or sales load. Shares of each Portfolio are re-deemed at the first net asset value per share calculated after the Trust (or its agent) receives a proper redemption request or sooner if required by law. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days:

 . when the New York Stock Exchange is closed (other than customary weekend and holiday closings);

 . when an emergency exists, as determined by the Securities and Exchange Com-mission; or

 . whenever the Securities and Exchange Commission has by order allowed such suspension or postponement for the protection of shareholders.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolios to make payment wholly or partly in cash, the Portfolios may:

 . pay the redemption price in whole or in part by a distribution in kind of securities from the portfolios, in lieu of cash. (If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.)

--------------
The Fulcrum Trust

                            Distributions and Taxes
--------------------------------------------------------------------------------

Dividends and Distributions
At least annually, each Portfolio declares as dividends substantially all of its net income, if any, and distributes all of its net realized capital gains. All dividends and distributions are automatically reinvested in additional shares of the Portfolio.

Federal Income Taxes

The Trust seeks to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies so that the Trust will not be sub-ject to federal income tax. Under current tax law, dividend or capital gain distributions from the Portfolio are not currently taxable when left to accumu-late within a variable annuity or variable life insurance contract. Withdrawals from a contract generally are subject to ordinary income tax and, in many cases, to an additional 10% penalty tax on withdrawals before age 59 1/2. If you own or are considering buying a variable contract that invests in the Port-folios, you should consult the variable contract prospectus for a discussion of the tax considerations relevant to investing in the Portfolios through that variable contract.

The tax laws and regulations that apply to qualified retirement plans are com-plex and vary according to the type of plan and its terms and conditions. If you participate in a qualified retirement plan that invests in the Portfolios, you should consult a qualified tax adviser to learn about your specific tax situation before investing in the Portfolios or redeeming Portfolio shares.

--------------------------------------------------------------------------------
--------------
                                                               The Fulcrum Trust

                     This page is intentionally left blank.
-------------
The Fulcrum Trust

                         Financial Highlights
[GRAPHIC]
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Port-folio's financial performance for the life of the Portfolio. Certain informa-tion reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and dis-tributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Statement of Additional Information and annual report, which is available upon request.
--------------
                                                               The Fulcrum Trust

                               THE FULCRUM TRUST

   FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year

                               Income from Investment Operations                         Less Distributions
                        ------------------------------------------------- ----------------------------------------------------
                        Net Asset     Net      Net Realized               Dividends      Distributions
                          Value   Investment  and Unrealized   Total from  from Net        from Net
      Year Ended        Beginning   Income    Gain (Loss) on   Investment Investment       Realized    Return of     Total
     December 31,        of Year  (Loss)(/2/)  Investments     Operations   Income       Capital Gains  Capital  Distributions
  Global Interactive/
        Telecomm
     Portfolio(/1/)
         2000            $21.88     $(0.45)       $(5.26)        $(5.71)    $   --          $(6.07)     $   --      $(6.07)
         1999             15.86      (0.52)         9.43           8.91         -- (/5/)     (2.89)         --       (2.89)
         1998(/3/)        13.32      (0.23)         4.26           4.03         --           (1.49)         --       (1.49)
         1997             10.00       0.08          3.95           4.03      (0.04)          (0.67)         --       (0.71)
         1996(/4/)        10.00      (0.75)         0.80           0.05         --              --       (0.05)      (0.05)
------------------------------------------------------------------------------------------------------------------------------
 International Growth
     Portfolio(/1/)
         2000            $12.22     $(0.54)       $(0.33)(/6/)   $(0.87)    $   --          $(0.15)     $   --      $(0.15)
         1999              8.94      (0.05)         3.37           3.32      (0.04)             --          --       (0.04)
         1998(/3/)         9.72       0.05         (0.83)         (0.78)        --              --          --          --
         1997             10.33       0.10         (0.63)         (0.53)     (0.05)          (0.03)         --       (0.08)
         1996(/4/)        10.00      (4.16)         4.67           0.51         --              --       (0.18)      (0.18)
------------------------------------------------------------------------------------------------------------------------------
 Growth Portfolio(/1/)
         2000            $14.42     $ 0.06        $(1.42)        $(1.36)    $(0.04)         $(1.38)     $   --      $(1.42)
         1999             12.01       0.03          2.38           2.41         --              --          --          --
         1998(/3/)        11.95      (0.05)         0.11           0.06         --              --          --          --
         1997             10.84      (0.02)         1.13           1.11         --              --          --          --
         1996(/4/)        10.00      (2.96)         3.80           0.84         --              --          --          --
------------------------------------------------------------------------------------------------------------------------------
 Value Portfolio(/1/)
         2000            $12.85     $(0.28)       $ 3.93         $ 3.65     $   --          $(4.34)     $   --      $(4.34)
         1999             13.52       0.01          1.07           1.08      (0.01)          (1.74)         --       (1.75)
         1998(/3/)        13.50         --          1.01           1.01         --           (0.99)         --       (0.99)
         1997             10.88       0.17          3.35           3.52      (0.09)          (0.81)         --       (0.90)
         1996(/4/)        10.00      (0.64)         2.15           1.51         --              --       (0.63)      (0.63)

*    Annualized
**   Not Annualized
(a)  Including reimbursements and waivers of certain operating expenses.
(b)  Excluding reimbursements and waivers of certain operating expenses.
(1) Value Portfolio, Growth Portfolio and Global Interactive/Telecomm Portfo-lio all commenced operations on February 1, 1996. International Growth Portfolio commenced operation on March 26, 1996.
(2) Net investment income (loss) per share before reimbursement of certain operating expenses by the investment advisers were $(0.48) in 2000, $(0.58) in 1999, $(0.50) in 1998, $(0.62) in 1997 and $(1.34) in 1996 for
     Global Interactive/Telecomm Portfolio; $(0.88) in 2000, $(0.40) in 1999, $(0.29) in 1998, $(0.45) in 1997, and $(7.56) in 1996 for International
     Growth Portfolio; $(0.14) in 2000, $(0.17) in 1999, $(0.52) in 1998,
     $(0.68) in 1997, and $(5.61) in 1996 for Growth Portfolio; and $(0.31) in
     2000, $(0.08) in 1999, $(0.22) in 1998, $(0.34) in 1997, and $(1.22) in
     1996 for Value Portfolio.

(3) Total return measures the change in the value of an investment for the period indicated. For the year ended December 31, 1998, the total return includes capital infusions totaling $33,160. Absent the infusions, total returns for Global/Interactive Telecomm Portfolio, International Growth Portfolio, Growth Portfolio and Value Portfolio would have been 30.11%, (8.23)%, 0.33%, and 7.33%, respectively.

(4) For the period ended December 31, 1996, the total return includes capital infusions totaling $176,746. Absent the infusions, total returns for Global Interactive/Telecomm Portfolio, International Growth Portfolio, Growth Portfolio, and Value Portfolio would have been (6.68)%, (46.50)%, (41.75)%, and 7.64%, respectively.
(5)  Distribution is less than $0.005 per share.
(6) Amount shown does not correspond with the net realized and unrealized gain on investments for the period due to the timing of sales and repur-chases of fund shares in relation to fluctuating market values of the fund's investments.
---------------
The Fulcrum Trust

                               THE FULCRUM TRUST
                            Ratios/Supplemental Data

------------------------------------------------------------------------------------------------------------------
                                 --------------------------------------------------------
                                                         Ratios To Average Net Assets
     Net
  Increase     Net Asset              Net Assets
(Decrease) in    Value                  End of   Net Investment                                          Portfolio
  Net Asset     End of      Total        Year     Income (Loss)        Operating Expenses     Management Turnover
    Value        Year    Return(3)(4)  (000's)     (a)        (b)        (a)         (b)         Fee       Rate
   $(11.78)     $10.10      (26.42)%    $4,915     (2.89)%    (3.11)%      3.97%       4.19%     2.47%       76%
      6.02       21.88       56.89%      8,782     (2.95)%    (3.25)%      1.45%       4.22%     2.47%       45%
      2.54       15.86       30.27%      5,433     (2.06)%    (4.38)%      3.33%       5.65%     1.96%       65%
      3.32       13.32       40.24%      3,016      0.64%     (5.14)%      1.47%       7.26%     0.27%      114%
        --       10.00        0.49%**      594     (8.32)%*  (14.82)%*     9.83%*     16.45%*    0.80%*      71%**
------------------------------------------------------------------------------------------------------------------
   $ (1.02)     $11.20       (7.35)%    $1,777     (3.16)%    (5.21)%      5.21%       7.26%     3.71%       55%
      3.28       12.22       37.26%      2,937     (0.42)%    (2.97)%      1.50%       5.27%     1.21%       57%
     (0.78)       8.94       (8.02)%     2,664      0.55%     (3.06)%      1.53%       5.14%     0.05%       60%
     (0.61)       9.72       (5.25)%     3,207      0.97%     (4.36)%      1.78%       7.11%     0.58%       13%
      0.33       10.33        5.13%**       97    (56.37)%*  (92.05)%*    67.76%*    126.26%*    0.80%*     116%**
------------------------------------------------------------------------------------------------------------------
   $ (2.78)     $11.64      (10.17)%    $2,958      0.35%     (0.97)%      1.34%       2.66%     0.14%      248%
      2.41       14.42       20.07%      4,703      0.21%     (1.14)%      1.20%       2.91%     0.36%      351%
      0.06       12.01        0.50%      4,671     (0.39)%    (4.21)%      1.22%       5.04%     0.00%      573%
      1.11       11.95       10.24%      4,464     (0.16)%    (5.38)%      0.90%       6.12%     0.20%      209%
      0.84       10.84        8.40%**      148    (31.31)%*  (58.37)%*    34.15%*     63.54%*    0.80%*     580%**
------------------------------------------------------------------------------------------------------------------
   $ (0.69)     $12.16       28.67%     $7,588     (2.23)%    (2.48)%      3.78%       4.03%     2.58%       74%
     (0.67)      12.85        8.17%      7,873      0.05%     (0.52)%      1.20%       1.76%     0.00%       15%
      0.02       13.52        7.49%      8,989      0.01%     (1.88)%      1.41%       3.30%     0.30%       70%
      2.62       13.50       32.36%      6,585      1.30%     (2.60)%      0.84%       4.75%     0.14%      177%
      0.88       10.88       15.13%**      900     (6.55)%*  (12.40)%*     8.19%*     14.13%*    0.80%*      74%**

--------------
                                                               The Fulcrum Trust

                APPENDIX
[GRAPHIC]

Investment Techniques and Strategies
In managing its portfolios of investments, the Trust may make use of the following investment techniques and strategies:

Banking Industry and Savings Industry Obligations
Commercial Paper
Debt Securities
Foreign Currency Transactions
Foreign Securities
Futures Contracts
Illiquid Securities
Indexed Securities
Investments in Gold and Other Precious Metals
Lending Portfolio Securities
Leverage
Mortgage-Backed Securities
Options
Other Asset-Backed Securities
Other Investment Companies
Repurchase Agreements
Restricted Securities
Reverse Repurchase Agreements
Short Sales Against the Box
Short Sales
U.S. Government Securities
Variable and Floating Rate Securities
Warrants

--------------
The Fulcrum Trust

--------------------------------------------------------------------------------

                               The Fulcrum Trust

                   The Global Interactive/Telecomm Portfolio
                       The International Growth Portfolio
                              The Growth Portfolio
                              The Value Portfolio

The Trust's Statement of Additional Information (SAI) and annual and semi-an-nual reports to shareholders include additional information about the Portfo-lios. The SAI and the financial statements included in the Portfolios' most re-cent annual report to shareholders are incorporated by reference into this Pro-spectus, which means they are part of this Prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. You may get free copies of these materials, request other information about the Trust or make shareholder inquiries by calling 1-800-917-1909.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the opera-tion of the public reference room. You may also access reports and other infor-mation about the Trust on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-08278. This Prospectus is intended for use with a variable contract or qualified plan.
                                      THE
                                    FULCRUM
                                     TRUST

               440 Lincoln Street, Worcester, Massachusetts 01653
                                 (800) 917-1909

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

                   THE GLOBAL INTERACTIVE/TELECOMM PORTFOLIO
                       THE INTERNATIONAL GROWTH PORTFOLIO
                              THE GROWTH PORTFOLIO
                              THE VALUE PORTFOLIO


                               THE FULCRUM TRUST
                               440 Lincoln Street
                         Worcester, Massachusetts 01653
                                 (800) 917-1909


This Statement of Additional Information is intended to supplement the information provided to investors in the Trust's Prospectus dated May 1, 2001. It has been filed with the Securities and Exchange Commission as part of the Trust's Registration Statement. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the prospectus may be obtained free of charge from the Trust at the address and telephone number listed above.


INVESTORS SHOULD NOTE THAT THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT ITSELF A PROSPECTUS AND SHOULD BE READ CAREFULLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE PORTFOLIOS AND RETAINED FOR FUTURE REFERENCE.


The Trust's Financial Statements and related notes and the report of the independent accountants for the fiscal year ended December 31, 2000 are included in the Trust's Annual Report to Shareholders, which is incorporated by reference into this Statement of Additional Information. The Annual Report to Shareholders is available, without charge, upon request, from the Trust at the address and telephone numbers listed above.



DATED:  MAY 1, 2001

                               TABLE OF CONTENTS

                                                                            PAGE

TRUST HISTORY.............................................................    3

DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS.............    3

  INVESTMENT RESTRICTIONS AND POLICIES....................................    4

  INVESTMENT STRATEGIES AND TECHNIQUES....................................    6

  PORTFOLIO TURNOVER......................................................   20

MANAGEMENT OF THE TRUST...................................................   21

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................   21

INVESTMENT MANAGEMENT AND OTHER SERVICES..................................   23

BROKERAGE ALLOCATION AND OTHER PRACTICES..................................   26

CAPITAL STOCK AND OTHER SECURITIES........................................   28

PURCHASE, REDEMPTION AND PRICING OF SHARES................................   29

TAXATION OF THE FUNDS OF THE TRUST........................................   29

UNDERWRITER...............................................................   30

CALCULATION OF PERFORMANCE DATA...........................................   30

FINANCIAL STATEMENTS......................................................   32

APPENDIX A (DESCRIPTION OF RATINGS).......................................   33

                                 INTRODUCTION

                                 TRUST HISTORY

This Statement of Additional Information discusses the Global Interactive/ Telecomm Portfolio, the International Growth Portfolio, the Growth Portfolio, and the Value Portfolio (the "Portfolios") of The Fulcrum Trust (the "Trust"), which is an open-end management investment company. The Trust was organized as a Massachusetts business trust on September 8, 1993 and commenced operations on February 1, 1996. Prior to September 1, 1998, the Trust's name was "The Palladian Trust."

DESCRIPTION OF THE PORTFOLIOS OF THE TRUST AND THEIR INVESTMENTS AND RISKS


The Trust is a diversified open-end management investment company. The Trust currently offers four different "series" of Portfolios. Each Portfolio is, for investment purposes, a separate investment fund.


Shares of the Portfolios may be sold only to: (1) life insurance company separate accounts (the "Separate Accounts") to serve as the underlying investment medium for variable annuity and variable life insurance contracts;
(2) qualified retirement plans, as permitted by Treasury Regulations; and (3) life insurance companies and advisers to the Portfolios and their affiliates. This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Trust's Prospectus. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Portfolios' securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectus and are not repeated in this SAI. Captions and defined terms in this SAI generally correspond to like captions and terms in the Portfolios' Prospectus.

For a description of the Portfolios' principal investment strategies and risks, types of investments each Portfolio may acquire and certain investment techniques it may utilize, see "Principal Investment Strategies and Risks" and "Other Investment Strategies and Risks" in the Trust Prospectus. Following are descriptions of additional Portfolio strategies, policies and restrictions.

Additional Information about the Portfolios

The Global Interactive/Telecomm Portfolio

The Portfolio may invest up to 5% of its assets in high yield/high risk debt securities. When the Portfolio Manager believes that a defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may temporarily invest all or a portion of its assets in short-term money market instruments, such as obligations of the U.S. Government and its agencies and instrumentalities, high-quality commercial paper and bank certificates of deposit and time deposits and repurchase agreements with respect to such instruments. The Portfolio may not achieve its investment objective while using a temporary defensive policy.

Examples of companies in which the Portfolio may invest are those involved in the following products and services: emerging technologies combining television, telephone and computer systems; regular telephone service; wireless communications services and equipment, including cellular telephone data and voice transmission; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking; linkage of data and word processing systems; publishing and information systems; broadcasting, including television and radio; cable television systems and networks; wireless cable television and other emerging distribution technologies; the creation, packaging, distribution, and ownership of entertainment programming; computer hardware and software and other equipment used in the creation and distribution of entertainment programming; interactive and multimedia programming including home shopping and multiplayer games; and advertising agencies and niche advertising mediums such as in-store or direct mail.

The Portfolio Manager will allocate the Portfolio's assets among securities of countries and in currency denominations and industry sectors where opportunities for meeting the Portfolio's investment objective are expected to be the most attractive. The Portfolio may invest substantially in securities denominated in one or more foreign currencies.

The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Portfolio Manager believes that privatizations in the telecommunications industry may offer opportunities for significant capital appreciation and intends to invest assets of the Portfolio in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Portfolio to participate in privatizations may be limited by local law and/or the terms on which the Portfolio may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

The International Growth Portfolio

When allocating the Portfolio's investments among geographic regions and individual countries, the Portfolio Manager considers various criteria, such as prospects for relative economic growth among countries, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships.

The Portfolio Manager may invest the Portfolio's assets in all types of securities, most of which are denominated foreign currencies. The Portfolio does not place any emphasis on dividends or interest income except when the Portfolio Manager believes this income will have a favorable influence on the market value of the security. The Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, commodities, securities indices, or other financial indicators. In the normal course of managing the Portfolio, the Portfolio Manager may invest a portion of the Portfolio's assets in U.S. and foreign government obligations and money market securities (including repurchase agreements) when the Portfolio has monies not yet invested, it has sold one security and is waiting to buy another one, so that it will be prepared to meet redemption requests, or to earn a return on available cash balances. When market conditions warrant, the Portfolio Manager can make substantial temporary defensive investments in U.S. government obligations or investment-grade obligations of companies incorporated in and having principal business activities in the United States. The Portfolio may not achieve its investment objective while using a temporary defensive policy.

The Growth Portfolio

The Portfolio may also invest in foreign equity securities, foreign equity-type investments, investment grade debt securities, high yield/high risk debt securities (up to 5% of assets), futures contracts and options, money market investments and other securities. For temporary defensive purposes, the Portfolio may invest all or part of its assets in investment grade debt securities or money market instruments. The Portfolio may not achieve its investment objective while using a temporary defensive policy.

The Value Portfolio

The Portfolio may invest up to 5% of its assets in high yield/high risk debt securities. When the Portfolio Manager believes that a defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may temporarily invest all or a portion of its assets in short-term money market instruments, such as obligations of the U.S. Government and its agencies and instrumentalities, high-quality commercial paper and bank certificates of deposit and time deposits and repurchase agreements with respect to such instruments. The Portfolio may not achieve its investment objective while using a temporary defensive policy.




Investment Restrictions

Each Portfolio's investment objective as set forth under "Objectives, Strategies and Risks" in the Prospectus, together with the investment restrictions set forth below, are fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio. None of the Portfolios will:

     (1) Make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash, cash items, obligations of the United States government, its agencies or instrumentalities, securities of other investment companies, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Trust as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations;

     (2) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except (a) that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto), and to securities or obligations issued by banks, as permitted by the SEC; and (b) that the Global Interactive/Telecomm Portfolio may invest more than 25% of its total assets in the public utilities industry and may invest more than 25% of its total assets in the telecommunications industry;

     (3) Purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

     (4) Buy or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts and related options, foreign currency, forward foreign currency exchange contracts, and gold and other precious metals;

     (5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

     (6) Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

     (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

     (b) enter into repurchase agreements; and

     (c) lend its portfolio securities in accordance with applicable guidelines established by the Board of Trustees;

     (7) Issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio's borrowing policies, or in connection with any repurchase agreement, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

     (8) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws; and

     (9) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts.

Investment Strategies and Techniques

The Portfolios may invest in the following securities and make use of the following investment strategies and techniques:

Debt Securities (Applicable to all Portfolios)

All Portfolios may invest in debt securities of domestic or foreign issuers (both U.S. dollar denominated and non-U.S. dollar denominated). All Portfolios may also invest in obligations of international organizations such as the International Bank for Reconstruction and Development (the World Bank).

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

High yield/high risk debt securities involve significant risks. They are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of the securities also tend to be more sensitive than higher rated securities to news about the issuer and changes in overall economic conditions. In addition, markets for lower-rated securities may be more limited than for higher-rated securities.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolios will not accrue any income on these securities prior to delivery. The Portfolios will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Many securities of foreign issuers are not rated by Moody's or Standard and Poor's; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Portfolio Manager.

Mortgage Backed Securities (Applicable to all Portfolios)

GNMA Certificates. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities.

These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. Government.

FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCS are not backed by the full faith and credit of the U.S. Government.

The guarantees for both FNMA and FHLMC do not extend to the securities value or yield, which are likely to fluctuate inversely with fluctuations in interest rate. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a security issued by a corporation or a U.S. government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are partitioned into several classes with a ranked priority by which classes of obligations are redeemed. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.

CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple Series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to the principal; a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Other Mortgage-Backed Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

All Portfolios may buy mortgage-backed securities without insurance or guarantees, if the Portfolio Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-backed securities or any other assets which, in the opinion of the Portfolio Manager, are illiquid if, as a result, more than 15% of the value of a Portfolio's net assets will be illiquid. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.

Asset-Backed Securities (Applicable to all Portfolios)

All Portfolios may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as automobile or credit card receivables.

Asset-backed securities present certain risks, including the risk that the underlying obligor on the asset, such as the automobile purchaser or the credit card holder, may default on his or her obligation. In addition, asset-backed securities often do not provide a security interest in the related collateral. For example, credit card receivables are generally unsecured, and the pool of automobile receivables may not include the security interests in those automobiles. In general, however, these type of loans have a shorter average life than mortgage loans and are less likely to have substantial prepayments. Two types of asset-backed securities are "CARS(SM)" ("Certificates for Automobile Receivables(SM)") and Credit Card Receivable Securities.

Variable and Floating Rate Securities (Applicable to all Portfolios)

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Banking Industry and Savings Industry Obligations (Applicable to all Portfolios)

All Portfolios may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks or savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Each Portfolio may also invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated.

The Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

     (i) the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

     (ii) in the case of a U.S. bank or S&L, its deposits are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund, as the case may be; and

     (iii) in the case of a foreign bank, the security is, in the determination of the Portfolios' Portfolio Manager, of an investment quality comparable with other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (i) the possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper (Applicable to all Portfolios)

Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable note master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions, as well as similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Portfolios must be, the time of investment, (i) rated "P-1" by Moody's or "A-1" by S&P, (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating of "Aa" or better by Moody's or "AA" by S&P, or (iii) securities which, if not rated, are in the opinion of the Portfolio Manager of an investment quality comparable to rated commercial paper in which the Portfolio may invest.

Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower.

These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; the Portfolio may invest in them only if the Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A herein for a description of Moody's and S&P ratings applicable to commercial paper.

Repurchase Agreements (Applicable to all Portfolios)

All Portfolios may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed-upon time and price. If the seller should default on its obligation to repurchase the securities, the Portfolio may experience delays or difficulties in exercising its right to realize a gain upon the securities held as collateral and might incur a loss if the value of the securities should decline.

The term of a repurchase agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed 15% of the net assets of the Portfolio. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

Reverse Repurchase Agreements (Applicable to all Portfolios)

All Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Those agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of funds for the period.

Generally, the effect of such a transaction is that a Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. A Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid.

Options (Applicable to all Portfolios)


The Portfolios may purchase and sell (i.e., write) put and call options on equity securities, debt securities, securities indices, and foreign currencies. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time.


Although options will be primarily used to minimize principal fluctuations or to generate additional premium income, they do involve certain risks. The Portfolio Manager may not correctly anticipate movements in the relevant markets, thus causing losses on the Portfolio's options positions.

A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. There can be no assurance that a Portfolio will be unable to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Portfolio may be unable to liquidate an OTC option.

Options on Equity Securities (Applicable to all Portfolios)

The Portfolios may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options").

A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.

A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

A Portfolio will write only "covered" options on stocks. A call option is covered if: (1) the Portfolio owns the security underlying the option; or (2) the Portfolio has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration held in a segregated account) upon conversion or exchange of other securities it holds; or
(3) the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio liquid assets in a segregated account. A put option is covered if: (1) the Portfolio deposits and maintains in a segregated account liquid assets having a value equal to or greater than the exercise price of the option; or (2) the Portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by the Portfolio in liquid assets in a segregated account.

A Portfolio may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a Portfolio security from a decline in market value). The loss to the Portfolio is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. A Portfolio may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

A Portfolio may purchase call options for hedging and investment purposes. No Portfolio intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities (Applicable to all Portfolios)

The Portfolios may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

A Portfolio will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

A Portfolio may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, the Portfolio will also segregate or deposit for the benefit of the Portfolio's broker liquid assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that each Portfolio's use of straddles will be limited to 5% of the Portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Portfolio's net assets at the time the straddle is written).

A Portfolio may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts are described in OPTIONS ON EQUITY SECURITIES above.

A Portfolio may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. A Portfolio may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the Portfolio purchases a put option on an underlying security it owns.

A Portfolio may also purchase call options on debt securities for hedging or investment purposes. No Portfolio currently intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

A Portfolio may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

A Portfolio may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices (Applicable to all Portfolios)

The Portfolios may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers ("OTC options"). Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

A Portfolio will write only "covered" options on stock indices. A call option is covered if the Fund follows the segregation requirements set forth in this paragraph. When a Portfolio writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Government securities or other liquid assets, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. When a Portfolio writes a call option on an industry or market segment index, it will segregate or pledge to a broker as collateral for the option, cash, Government securities or other liquid assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged or in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the fund will so segregate or pledge an amount in cash, Government securities, or other liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is in-the-money at the time the call is written, it will segregate or pledge to the broker liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if the Portfolio holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account.

A put option is covered if: (1) the Portfolio holds in a segregated account liquid assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Portfolio in liquid assets in a segregated account.

A Portfolio may purchase put and call options for hedging and investment purposes. No Portfolio intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. A Portfolio may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. Price movements in a Portfolio's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call which is not completely offset by movement in the price of the Portfolio's equity securities. It is also possible that the index may rise when the Portfolio's securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings.

In addition, when a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its Portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its stock Portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If a Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, the Portfolio will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although a Portfolio may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies (Applicable to all Portfolios)

The Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. A Portfolio's successful use of options on foreign currencies depends upon the manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

Futures Contracts (Applicable to all Portfolios)

All Portfolios may purchase and sell (i) interest rate and other debt related futures contracts, (ii) stock index and other equity related futures contracts,
(iii) foreign currency futures contracts, (iv) futures contracts on gold and other precious metals, and (v) options on these futures contracts.

A futures contract provides for the future sale by one party and purchase by the other party of a specified amount of a particular financial instrument or commodity for a specified price at a designated date, time, and place.

A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. In addition, the Portfolios may, for hedging purposes, purchase and sell
(a) futures contracts on interest-bearing securities (such as U.S. Treasury bonds and notes) or interest rate indices (referred to collectively as "interest rate futures contracts"); (2) futures contracts on foreign currencies or groups of foreign currencies; and (3) futures contracts on gold and other precious metals.

When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," will be made on a daily basis as the underlying security, index or rate fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

All Portfolios may use futures contracts for the purpose of hedging positions with respect to securities, interest rates, foreign currencies, and gold and other precious metals. In addition, the Growth Portfolio may also use futures contracts for non-hedging purposes (in other words, for investment purposes). For example, the Portfolio Manager may invest in futures contracts rather than investing directly in securities. The initial margins and premiums associated with futures contracts used for non-hedging purposes will not exceed 5% of the fair market value of the Portfolio's assets, taking into account unrealized profits and losses on such futures contracts. The Portfolio may not purchase or sell a futures contract for non-hedging purposes if immediately thereafter the sum of the amount of margin deposits and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

Options on Futures Contracts (Applicable to all Portfolios)

The Portfolios may enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolios intend to utilize options on futures contracts for the same purposes that they use the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the Portfolio Manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the Portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If a Portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Portfolio.

When-Issues or Delayed Delivery Securities (Applicable to all Portfolios)

All Portfolios may purchase securities on a when-issued or delayed delivery basis if the Portfolio holds, and maintains until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns.

Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolios' other assets.

Although a Portfolio would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if the Portfolio Manager deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon such sales.


Foreign Securities (Applicable to all Portfolios)



All Portfolios may invest in equity securities of foreign issuers. All Portfolios may invest in American Depository Receipts ("ADRs"). All Portfolios may also invest in foreign government securities and foreign debt securities, including obligations of foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this section.


Each Portfolio is subject to the following guidelines for diversification of foreign security investments. If a Portfolio has less than 20% of its assets in foreign issuers, then all of such investment may be in issuers domiciled or primarily traded in one country. If a Portfolio has at least 20% but less than 40% of its assets in foreign issuers, then such investment must be allocated to issuers domiciled or primarily traded in at least two different countries. Similarly, if a Portfolio has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allocated in at least three different countries. Foreign investments must be allocated to at least four different countries if at least 60% of a Portfolios' assets is in foreign issuers, and to at least five different countries if at least 80% is in foreign issuers.

A Portfolio may have no more than 20% of its net asset value invested in securities of issuers domiciled or primarily traded in any one foreign country, except that a Portfolio may have up to 35% of its net asset value invested in securities of issuers domiciled or primarily traded in any one of the following countries: Australia, Canada, France, Japan, The United Kingdom, or Germany.

Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

ADRs are certificates issued by a U.S. bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities.

Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in those currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country) or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investment.

Foreign Currency Transactions (Applicable to all Portfolios)

The Portfolios may enter into forward currency contracts and enter into currency exchange transactions on a spot (i.e. cash) basis. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.

A Portfolio may enter into forward foreign currency contracts in two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Portfolio may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolios securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the Portfolios securities or other assets denominated in that currency.

A Portfolio will place liquid assets into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the assets placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolios entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time. In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.


Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Illiquid Securities (Applicable to all Portfolios)

A significant institutional trading market has developed in many unregistered securities relying on Rule 144A, which permits resale among certain institutional investors of certain unregistered securities. In determining whether such securities should be considered liquid, the Portfolios will consider the following factors, among others: (1) the frequency of the trades and the quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Warrants (Applicable to all Portfolios)

Each Portfolio may invest up to 5% of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition. No Portfolio may acquire a warrant not listed on the New York or American Stock Exchanges if, after the purchase, more than 2% of the Portfolio's assets would be invested in such warrants.

The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Other Investment Companies (Applicable to all Portfolios)

All Portfolios may invest in shares issued by other investment companies. A Portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Portfolios' total assets in the investment company, or (3) invest more than 10% of the Portfolios' total assets in all investment company holdings. As a shareholder in any investment company, a Portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

Short Sales (Applicable to all Portfolios)

A short sale is a transaction in which the Portfolio sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of the security. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely.

When a Portfolio makes a short sale, the proceeds it receives are retained by the broker until the Portfolio replaces the borrowed security. In order to deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

The Portfolios' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, as discussed below, the Portfolios will be required to deposit collateral consisting of liquid assets in a segregated account in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Portfolios' potential loss on a short sale, which may exceed the entire amount of the collateral.

If the price of the security sold short increases between the time of the short sale and the time the Portfolios replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transactional costs and any premium, dividend, or interest which the Portfolios may have to pay in connection with such short sale.

A Portfolio may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Portfolio's net assets. In addition, a Portfolio will not make short sales of the securities of any one issuer to the extent of more than 2% of the Portfolio's net assets, nor will a Portfolio make short sales of more than 2% of the outstanding securities of one class of any issuer. The Portfolios are not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

Short Sales Against the Box (Applicable to all Portfolios)

A short sale "against the box" is a short sale where, at the time of the short sale, a Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Portfolios would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio or to receive a portion of the interest earned by the executing broker from the proceeds of the sale. Short sales against the box are not subject to the percentage limitations on short sales described above.

Investment in Gold and Other Precious Metals (Applicable to all Portfolios)

All Portfolios may invest up to 10% of its total assets, in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.

Each Portfolio may also engage in gold futures contracts. (See "Futures Contracts" for further explanation of this investment technique.) The Portfolios will further restrict the level of their metal investments if necessary in order to comply with applicable regulatory requirements.

In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio intends to manage its metal investments and/or futures contracts on metals so that less than 10% of its gross income for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.


Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only, i.e., coins will not be purchased for their numismatic value. Any metals purchased by the Portfolios will be delivered to and stored with a qualified custodian bank. Metal investments do not generate interest or dividend income and will subject the Portfolios to higher custody and transactional costs than are normally associated with the ownership of securities or futures contracts on precious metals.


Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. At the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price.



Indexed Securities (Applicable to all Portfolios)


Each Portfolio may invest up to 5% of its assets in indexed securities.
Indexed securities values are linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.



Portfolio Turnover

                                              Year Ended December 31
  Portfolio                                     2000           1999
  ---------                                     ----           ----
  Global Interactive/Telecomm Portfolio/1/        76%            45%
  International Growth Portfolio                  55%            57%
  Growth Portfolio/2/                            248%           351%
  Value Portfolio/3/                              74%            15%

1 Net redemptions in 2000 increased the level of turnover.

2 The firm implemented improved trading processes in 2000 to improve efficiencies in smaller accounts resulting in a lower level of turnover.

3 Net redemptions in 2000 increased the level of turnover.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Trust is managed by a Board of Trustees. The Trustees have overall responsibility for implementation of the investment policies and operations of the Portfolios of the Trust. The Board of Trustees of the Trust holds regular quarterly meetings and at other times on an as needed basis. The affairs of the Trust are conducted in accordance with the By-Laws adopted by the Trustees and the applicable laws of the Commonwealth of Massachusetts, the state in which the Trust is organized.

Set forth below is a list of the Trustees and Officers of the Trust, their business addresses, and principal occupations during the past five years:


                                                                              Principal Occupations During
Name, Address and Age                   Position Held With Trust                     Past Five Years
---------------------                   ------------------------                     ---------------
George J. Sullivan, Jr. (58)        President; Chairman of the Board     Chief Executive Officer, Newfound
Newfound Consultants, Inc.                                               Consultants, Inc. (financial consulting),
313 Congress Street, 2nd Floor C3                                        1995-present; Chief Operating Officer,
Boston, MA  02210                                                        Noble Partners, L.P. (investment advisory
                                                                         services), 1991-1995.

Tom N. Dallape (33)                 Vice President                       Vice President/Partner, The Hoffman
Trustee; Vice President                                                  Company (Real Estate).
18881 Von Karman Avenue
Irvine, CA  92612

Gordon Holmes (63)                  Trustee                              Lecturer, Bentley College, 1998 - Present
Bentley College                                                          Lecturer and Executive in Residence,
Dept of Accountancy                                                      Boston University, 1997 - 1998;
Waltham, MA  02452                                                       Certified Public Accountant and Partner with
                                                                         Tofias, Fleishman, Shapiro and Co., P.C.
                                                                         Prior to 1997.

Paul T. Kane (44)                   Assistant Vice President             Assistant Vice President, First Allmerica
440 Lincoln Street                  Treasurer (Principal                 Financial Life Insurance Company, since
Worcester, MA 01653                 Accounting Officer)                  June 1999; Vice President/Treasurer
                                                                         of Tax and Financial Services, BISYS Fund
                                                                         Services, 1997 - 1999; Director of
                                                                         Shareholder Reporting, Fidelity
                                                                         Investments, 1992-1997.

Ann K. Tripp (42)                   Vice President                       Vice President of Allmerica Asset Management
440 Lincoln Street                                                       Inc., ("AAM") since 1993; Senior Financial
Worcester, MA 01653                                                      Consultant at The New England before
                                                                         joining AAM in 1987.

George M. Boyd (56)                 Secretary                            Counsel, First Allmerica since
440 Lincoln Street                                                       January 1997; Director, Mutual Fund
Worcester, MA 10653                                                      Administration - Legal and Regulatory,
                                                                         Investors Bank and Trust Company 1995-
                                                                         1996; Vice President and Counsel, 440
                                                                         Financial Group and First Data
                                                                         Investor Services Group 1992-1995.

Joseph W. MacDougall, Jr. (57)      Assistant Secretary                  Vice President and Associate General
440 Lincoln Street                                                       Counsel, First Allmerica , 1986 - present.
Worcester, MA 01653

Kristin L. Bushard (34)             Vice President                       Director, Investment Advisory Services,
                                                                         AAM, May 2000 - present; previously
                                                                         Manager of Stable Value Products.



Listed below is the compensation paid to each Trustee by the Trust for the year ended December 31, 2000. The Trust currently does not provide any pension or retirement benefits for its Trustees or officers. Gordon Holmes also serves as a trustee of the Allmerica Investment Trust, a mutual fund advised by Allmerica Financial Investment Management Services, Inc.



                                                                              Total Compensation From Trust
Name of Person and Position           Aggregate Compensation from Trust          Complex Paid to Trustees
---------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.
Chairman of the Board, President                   $7,500                                    --
---------------------------------------------------------------------------------------------------------------
Tom N. Dallape
Trustee, Vice President                            $7,500                                    --
---------------------------------------------------------------------------------------------------------------
Gordon Holmes, Trustee*                            $7,500                                 $39,000
---------------------------------------------------------------------------------------------------------------


*Includes two additional investment companies, Allmerica Investment Trust and Allmerica Securities Trust.


As of December 31, 2000, none of the trustees or officers directly owns shares of the Portfolios. In addition, as of the date of this Statement of Additional Information, the Trustees and Officers in the aggregate owned variable contracts that entitled them to give voting instructions with respect to less than one percent of the outstanding shares of the Portfolios.


Codes of Ethics


The Trust, Analytic Investors, Inc., Bee & Associates a Division of Denver Investment Advisors LLC and Gabelli Asset Management, Inc. have each adopted codes of ethics, as required by Rule 17-1 under the Investment Company Act of 1940. These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading.


                             PRINCIPAL SHAREHOLDERS

Shares of the Portfolios may be sold only to: (1) life insurance company separate accounts to serve as the underlying investment medium for variable annuity and variable life insurance contracts; (2) qualified retirement plans, as permitted by Treasury regulations; and (3) life insurance companies and advisers to the portfolios and their affiliates. Listed below are the approximate percentage ownerships as of February 1, 2001 for those shareholders of record or those known by the Portfolio to own 5% or more of the outstanding shares of a Portfolio.


Fulcrum Separate Account of Allmerica Financial Life Insurance and Annuity Company (a Delaware insurance company), 440 Lincoln Street, Worcester, MA 01653



  Global Interactive/Telecomm Portfolio                  72.07%
  International Growth Portfolio                         89.85%
  Growth Portfolio                                       88.11%
  Value Portfolio                                        83.74%

Fulcrum Separate Account of First Allmerica Financial Life Insurance Company (a New York insurance company), 440 Lincoln Street, Worcester, MA 01653



  Global Interactive/Telecomm Portfolio                  23.08%
  International Growth Portfolio                         10.15%
  Growth Portfolio                                       11.89%
  Value Portfolio                                        13.73%


GAMCO Investors, Inc. (a New York Corporation), One Corporate Center, Rye, NY 10580


  Global Interactive/Telecomm Portfolio                   4.85%
  Value Portfolio                                         2.53%


Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company are both wholly owned subsidiaries of Allmerica Financial Corporation. GAMCO Investors, Inc. is a wholly owned subsidiary of Gabelli Funds, Inc.


The officers and directors of the Trust as a group owned less than 1% of the outstanding shares of each Portfolio as of February 1, 2001.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Trust is responsible for the payment of certain fees and expenses including, among others, the following: (1) fees of the Manager and the Portfolio Managers;
(2) custodial, accounting, auditing, legal and transfer agency fees; (3) fees of independent trustees; (4) brokerage fees and commissions in connection with the purchase and sale of Portfolio securities; (5) taxes; (6) the reimbursement of organizational expenses; and (7) expenses of printing and mailing prospectuses, proxy statements and shareholder communications.

Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Manager") serves as overall Manager of the Trust. As Manager, AFIMS is responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. AFIMS, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment adviser. AFIMS is located at 440 Lincoln Street, Worcester, Massachusetts 01653. AFIMS is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). AFC is the parent company of the two life insurance companies currently utilizing the Trust as an underlying fund for their variable contracts, Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") and First Allmerica Financial Life Insurance Company.

Prior to February 12, 1998, Palladian Advisors, Inc. ("PAI") served as Manager of the Trust, and Tremont Partners, Inc. ("Tremont") served as Portfolio Advisor to the Trust. AFIMS now serves as Manager of the Trust, and there is no Portfolio Advisor. Tremont was previously paid by PAI (not the Trust). Thus, overall advisory fees were not changed as a result of the switch from PAI and Tremont to AFIMS.

The Portfolio Managers have been selected by the Manager and Trustees. The following is information relating to control and affiliations of the Manager and Portfolio Managers of the Trust.

AFIMS, First Allmerica and Allmerica Financial Life are direct or indirect wholly-owned subsidiaries of Allmerica Financial Corporation ("AFC"), a publicly-traded Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica. First Allmerica and Allmerica Financial Life have established Separate Accounts for the purpose of funding variable annuity contracts and variable life insurance policies. The shares of each of the Funds of the Trust may be purchased only through these Separate Accounts.

GAMCO Investors, Inc. ("GAMCO"), Portfolio Manager to both the Global Interactive/Telecomm Portfolio and the Value Portfolio.

GAMCO is a wholly-owned subsidiary of Gabelli Asset Management Inc. GAMCO provides investment advice to individuals, investment companies, pension, and profit sharing plans and trust, estates or charitable organizations. Gabelli Asset Management Inc. is a New York Stock Exchange listed company which, through its affiliates, provides investment management and brokerage services to mutual funds, institutional and high net worth investors, primarily in the United States.


Bee & Associates a Division of Denver Investment Advisors LLC ("DIA") a management owned corporation Bee was formed in 1989 to provide global equity management expertise to individuals, retirement plans sponsors, foundations, endowments and other entities. Bee was acquired by DIA on April 29, 2000. Since, 1958 DIA has provided investment management services to institutional and private investors worldwide. Assets under management at Denver Investment Advisors were approximately $6.9 billion as of December 31, 2000.



Analytic Investors, Inc., ("Analytic Investors") serves as Portfolio Manager of the Growth Portfolio a wholly-owned subsidiary of United Asset Management Corporation "UAM") which is now a subsidiary of Old Mutual plc ("Old Mutual"). UAM was acquired by Old Mutual on September 26, 2000. Old Mutual, founded in 1845 as Mutual Life Assurance Society of the Cape of Food Hope, is headquartered at 3rd Floor, Landsdowne House, 57 Berkeley Square, London, United Kingdom, is a diversified financial services firm with $275 billion in assets and is a publicly traded company but is not subject to the periodic reporting requirements of the SEC. Analytic Investors provides management of investment advisory accounts to individuals, banks/thrift institutions, investment companies, pension and profit sharing plans, trusts, estates or charitable organization and other corporation.




The following is a list of persons who are affiliated persons of the Manager and/or any Portfolio Manager and the capacities in which the person is affiliated:


                                                                                     Position(s) held with the Management or
         Name                             Position(s) Held with the Trust                Portfolio Manager of the Trust
------------------------------------------------------------------------------------------------------------------------------
George M. Boyd                            Secretary                                  Counsel, AFIMS
------------------------------------------------------------------------------------------------------------------------------
Ann K. Tripp                              Vice President                             Vice President, AAM
------------------------------------------------------------------------------------------------------------------------------
Joseph W. MacDougall, Jr.                 Assistant Secretary                        Assistant, AFIMS; Assistant Secretary
                                                                                     and Counsel, AAM
------------------------------------------------------------------------------------------------------------------------------
Paul T. Kane                              Vice President                             Vice President, AFIMS
------------------------------------------------------------------------------------------------------------------------------
Kristin L. Bushard                        Vice President                             Vice President, AAM
------------------------------------------------------------------------------------------------------------------------------


Advisory Fees



The Portfolio Managers of the Trust earned the following fees:


                                                      Year ended December 31,
Portfolio Manager                                   2000      1999       1998
GAMCO Investors, Inc.                             $312,891  $140,989  $80,210.56

Bee & Associates, a Division of                   $ 79,972  $ 28,046  $ 1,164.37
Denver Investment Advisors LLC

Analytic Investors, Inc.                          $  4,482  $ 14,130      N/A

Set forth below are charts with advisory fee information for PAI and AFIMS. Excluding Global Interactive/Telecomm Portfolio and Value Portfolio, no fees were paid to PAI or AFIMS because of expense limitation arrangements.



                                           1998        1998        1998
                                            PAI        AFIMS       Total
                                          Expense     Expense     Expense      1998 Paid
                                         ----------  ----------  ----------   -----------
Global Interactive/Telecomm Portfolio    $1,139.31   $13,973.35  $15,112.66      $0.00
International Growth Portfolio                0.00       291.09      291.09       0.00
Growth Portfolio                              0.00         0.00        0.00       0.00
Value Portfolio                             940.72     3,820.37    4,761.09       0.00
Strategic Income Portfolio                  100.22     1,314.83    1,415.05       0.00
                                         ----------  ----------  ----------      -----
                                         $2,180.25   $19,399.64  $21,579.89      $0.00



                                                   2000                  1999
                                         ----------------------  --------------------
                                            AFIMS                   AFIMS
                                           Expense       Paid      Expense     Paid
                                          ---------     -------  ---------    -------
Global Interactive/Telecomm Portfolio      $37,439      $20,592    $35,247    $13,894
International Growth Portfolio              19,993            0      7,011          0
Growth Portfolio                             1,121            0      3,533          0
Value Portfolio                             40,784       20,670          0          0
                                           -------      -------    -------    -------
Total                                      $99,337      $41,262    $45,791    $13,894




Independent Accountants

PricewaterhouseCoopers, LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Trust and provides audit and accounting services including (i) examination of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission, and (iii) review of annual income tax returns.

Custodian

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 serves as the Trust's custodian. As such, it is responsible for holding the Trust's assets.


IBT also provides fund accounting, administrative and transfer agency services. The fee for each Portfolio is based on an annual rate of 0.05% of net assets for the first $600 million in net assets and an annual rate of 0.03% of net assets for net assets in excess of $600 million. In addition, each Portfolio will reimburse IBT for out-of-pocket expenses such as pricing services. There is currently a minimum annual fee of $48,500 per Portfolio. For custodian, fund accounting and transfer agency services during 1998, each Portfolio paid $48,500 to IBT. For custodian, fund accounting and transfer agency services during 1999 and 2000 the Portfolios paid the following to IBT:


Portfolio                                  Year Ended December 31,
---------                                  -----------------------
                                              2000        1999
                                           ----------  -----------
Global Interactive/Telecomm Portfolio       $ 54,711    $ 49,732
International Growth Portfolio                55,627      54,977
Growth Portfolio                              61,196      63,762
Value Portfolio                               50,961      53,559
Strategic Income Portfolio                     N/A        49,531
                                            --------    --------
Total                                       $222,495    $271,561




IBT also assists the manager by providing certain administrative services, such as compliance reviews. IBT serves in this role pursuant to an agreement with the Manager, not the Trust. The Manager paid IBT $153,000 in 2000, $196,250 in 1999 and $195,555 in 1998 for these services.


BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Selection

Each Portfolio Manager is responsible for the selection of brokers and dealers to effect that Portfolio's transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers who will receive a commission paid by the Portfolio.

In the United States, commissions are usually negotiated; in other countries, the commissions are usually fixed. Equity securities traded in the over-the-counter ("OTC") markets are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer in the form of the spread between the bid and asked prices. In some instances, the Portfolio Managers may execute OTC transactions on an agency basis through a broker who is not a market marker in the particular security, and in those transactions the Portfolio will also pay a brokerage commission. Fixed income securities are generally traded on a "net" basis. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In purchasing and selling securities, it is the policy of each Portfolio Manager to seek the best execution for the Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of the execution, the operational facilities of the firms involved, and the firm's risk in positioning a block of securities.

Notwithstanding the above, under certain conditions, the Portfolios are authorized to pay higher brokerage commissions in return for brokerage and research services. A Portfolio Manager may cause a Portfolio to pay a broker-dealer who furnishes brokerage and/or research services a commission or price for executing a transaction that is in excess of the commission or price another broker would have received for executing the transaction if it is determined that such commission or price is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties, but are provided to the Portfolio Manager or through broker-dealers.

The Portfolio Managers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services may be in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each Portfolio Manager's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

In allocating brokerage, a Portfolio Manager may periodically assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. Net prices and commissions are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the Portfolio Managers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the Portfolio Managers in serving other clients, as well as the Portfolios.

Paying commission amounts greater than otherwise available to obtain research services poses potential conflicts of interest for the Portfolio Manager. The Portfolio Manager may have an incentive to pay increased commissions to obtain research services instead of paying for those services from its own operating revenues. In addition, the Portfolio Manager may have an incentive to select a broker-dealer based on the research services it provides rather than the quality of trade execution. The Manager and the Trust Board will monitor the Portfolio Managers' use of soft dollar arrangements.

Investment decisions for each Portfolio are made by the Portfolio Manager of each Portfolio. Each Portfolio Manager has investment advisory clients other than the Portfolio. A particular security may be bought or sold by a Portfolio Manager for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager.

Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Commissions

A Portfolio Manager may employ an affiliated broker to execute brokerage transactions on behalf of the Portfolio as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. GAMCO, the Portfolio Manager for the Value and Global Interactive Telecomm Portfolios, uses an affiliated broker, Gabelli & Company, Inc. ("Gabelli"), to execute most brokerage transactions on behalf of those two Portfolios. The Portfolios may not engage in any transactions in which a Portfolio Manager or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal. GAMCO is not authorized to pay higher brokerage commissions to Gabelli in return for research services.


During 1998, the Global Interactive/Telecomm Portfolio paid total commissions of $8,762, of which $6,773 was paid to Gabelli. The percentage of the Portfolio's aggregate brokerage commissions paid to Gabelli during 1998 was 77.30%. The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Gabelli during 1998 was 76.27%. During 1999, Global Interactive/Telecomm Portfolio paid total commissions of $12,696, $8,368 of which was paid to Gabelli. During 2000, the Global Interactive/Telecomm Portfolio paid total commissions of $14,289, $9,238 of which was paid to Gabelli. The percentage of the Portfolio's aggregate brokerage commissions paid to Gabelli during 1999 was 65.91%. The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Gabelli during 1999 was 66.99%. The percentage of the Portfolio's aggregate brokerage commissions paid to Gabelli during 2000 was 64.65%. The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Gabelli during 2000 was 71.49%.



During 1998, the International Growth Portfolio paid total commissions of $5,984.79. During 1999, the International Growth Portfolio paid total commissions of $8,822. During 2000, the International Growth Portfolio paid total commissions of $10,004. No commissions were paid to brokers affiliated with the Trust or the Portfolio Manager.

During 1998, the Growth Portfolio paid total commissions of $18,322. During 1999, the Growth Portfolio paid total commissions of $18,322. During 2000, the Growth Portfolio paid total commissions of $11,632. No commissions were paid to brokers affiliated with the Trust or the Portfolio Manager.



In 1998, the Value Portfolio paid total commissions of $21,387, $19,006 of which was paid to Gabelli. The percentage of Portfolio's aggregate brokerage commissions paid to Gabelli during 1998 was 88.87%. The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Gabelli during 1998 was 93.76%. In 1999, the Value Portfolio paid total commissions of $15,630, $14,136 which was paid to Gabelli. In 2000, the Value Portfolio paid total commissions of $26,465, $25,190 of the 2000 commissions were paid to Gabelli. The percentage of the Portfolio's aggregate brokerage commissions paid to Gabelli during 1999 was 90.44%. The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during 1999 was 91.35%. The percentage of the Portfolio's aggregate brokerage commissions paid to Gabelli during 2000 was 95.18%. The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during 2000 was 92.38%.


                       CAPITAL STOCK AND OTHER SECURITIES

Capital Stock


The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated September 8, 1993 which was restated on December 6, 2000. Effective September 1, 1998, the Trust changed its name to The Fulcrum Trust. The Trust is currently offering to Separate Accounts shares of four different "series" or Portfolios. Each Portfolio is, for investment purposes, a separate investment fund, and each issues a separate class of capital stock with a par value of $0.001 per share.



Each share of stock issued with respect to a Portfolio has a pro-rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Trust.



The Agreement and Declaration of Trust as Restated December 6, 2000 established three other Portfolios, which were liquidated as of December 6, 2000, and the Board of Trustees may establish additional Portfolios (with different investment objectives and policies) at any time in the future. The Trust has sold 1,000 shares of one those Portfolios (the Balanced Opportunity Portfolio) to provide part of the Trust's initial capitalization, but the Trust is not now offering shares of that Portfolio to Separate Accounts or qualified plans. Establishment and offering of additional Portfolios will not alter the rights of the Trust's shareholders.


When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and should be considered remote.

Voting Rights

Shareholders of the Trust are given certain voting rights. Each share of the Portfolios will be given one vote, unless otherwise required by law.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Trust will request voting instructions from Variable Contract owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received.

Some Portfolio Managers invested or agreed to invest in the Portfolios they manage. Each of those Portfolio Managers has agreed to vote its shares in the same proportion as all contract owners having voting rights with respect to the Portfolio or in such other manner as may be required by the SEC or its staff.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

The prospectus provides information about the purchase, redemption and pricing of Trust shares.

                           TAXATION OF THE PORTFOLIOS

The Trust intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Portfolios qualify as regulated investment companies and distribute substantially all of their net investment income and their net capital gains, the Portfolios generally will not be subject to federal income tax to the extent they distribute to shareholders such income and capital gains in the manner required under the Code. If the Trust does not qualify under Subchapter M of the Code, the Portfolios will be subject to Federal income tax.

The requirements applicable to a Portfolio's qualification as a regulated investment company may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts or forward contracts. Income received by a Portfolio from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

To comply with regulations under Section 817(h) of the Code which contains certain diversification requirements, each Portfolio of the Trust will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.

Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. Among the areas in which Treasury has indicated informally that it is concerned that there may be too much contract owner control is where a mutual fund (or Portfolio) underlying a separate account invests solely in securities issued by companies in a specific industry.

These future rules and regulations proscribing investment control may adversely affect the ability of certain Portfolios of the Trust to operate as described in this Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that a Portfolio will not have to change its investment objective or objectives, investment policies, or investment restrictions.

While a Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing the Variable Contract Owners to be considered the owners of the assets underlying the Variable Accounts.

                                  UNDERWRITER

The Trust does not presently utilize an underwriter.

                        CALCULATION OF PERFORMANCE DATA

The Trust may, from time to time, include quotations of each Portfolio's total return in advertisements or reports to shareholders or prospective investors. Performance information for the Portfolios will not be advertised or included in sales literature for Variable Contracts unless accompanied by comparable performance information for a separate account to which the Portfolios offer their shares. Quotations of total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolios over periods of 1, 5 and 10 years (up to the life of the Portfolios) calculated pursuant to the following formula:

(n) P(1+T) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. AVERAGE ANNUAL RETURNS are calculated by determining the change in value of a hypothetical investment in the Portfolio over a stated period, and calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Average annual returns covering periods of less than one year are calculated by determining the Portfolio's total return for the period, extrapolating that return for a full year, and stating the result as an annual return. Because this method assumes that performance will remain constant for the entire year when in fact it is unlikely that performance will remain constant, average annual returns for a partial year must be viewed as strictly theoretical information.

Investors Also Should Be Aware That A Portfolio's Performance Is Not Constant
Over Time, But Varies From Year To Year.   Average Annual Return Represents
Averaged Figures As Opposed To The Actual Performance Of The Portfolio.

A Portfolio also may quote cumulative total returns which reflect the simple change in value of an investment over a stated period. Average annual total returns and cumulative total returns may be quoted as a percentage or as a dollar amount.

They may be calculated for a single investment, for a series of investments or for a series of redemptions over any time period. Total returns may be broken down into their components of income and capital in order to show their respective contributions to total return. Performance information may be quoted numerically or in a table, graph or similar illustration.

All total return figures will reflect the deduction of a proportional share of each Portfolio's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Total return for the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

Quotations of total return for the Portfolios will not take into account charges or deductions against any Separate Account to which the Portfolio shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the Separate Account will take such charges into account. A person considering the purchase of a Variable Contract should not compare a Portfolio's total return with the total returns of mutual funds that sell their shares directly to the public since the Portfolio's figures do not reflect charges against the separate accounts or the Variable Contracts.

Reports and promotional literature may also contain other information, including the effect of tax deferred compounding on each Portfolio's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in the Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.



Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to:

(i) the Standard & Poor's 500 Stock Index ("S & P 500"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Salomon High Yield Index, or other indices that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies and the market conditions during the given time period. Performance information should not be considered as a representation of what may be achieved in the future.


Performance Information for Period Ended December 31, 2000



Set forth below are average annual total return information for the Global Interactive/Telecomm Portfolio, International Growth Portfolio, Growth Portfolio and Value Portfolio, and for the 1 year and/or since inception periods ended December 31, 2000.


                 AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED

                               DECEMBER 31, 2000

                                  (UNAUDITED)


                                            1 YEAR PERIOD*   SINCE INCEPTION**
  Global Interactive/Telecomm Portfolio         -26.42%           16.50%
  International Growth Portfolio                - 7.35%            3.26%
  Growth Portfolio                              -10.17%            5.40%
  Value Portfolio                                28.67%           18.23%



 * The total return for the one-year period ended December 31, 2000 reflects the impact of an expense reimbursement totaling $144,299, among each Portfolio. Absent reimbursements, the returns would have been lower.



** The total return since inception includes the impact of expense reimbursements totaling $1,322,823 and a capital infusion totaling $209,906,
                                                                    -------
to each Portfolio, absent reimbursements, the returns would have been lower.



The Global Interactive/Telecomm Portfolio, Growth Portfolio and Value Portfolio began business operations on February 1, 1996. The International Growth Portfolio began operations on March 26, 1996.


Quotations of total return for a Portfolio will not take into account charges and deductions against any Variable Accounts to which the Portfolio's shares are sold. Performance for the Variable Accounts will therefore be lower than performance of the Portfolios. Performance information of the Portfolios will be accompanied by performance information for the applicable Variable Account.

                              FINANCIAL STATEMENTS


The Trust's Financial Statements and related notes and the report of the independent accountants contained in the Trust's annual report for the fiscal year ended December 31, 2000 are incorporated by reference into this Statement of Additional Information.

                                  APPENDIX A
                            DESCRIPTION OF RATINGS

Certain Ratings of Corporate Debt Securities

Moody's Investors Service Inc.

Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A-Bonds rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations.

Baa-Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds rated Caa are of poor standing. Such issues may be in default or elements of danger with respect to principal or interest may be present.

Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short comings.

                         Standard & Poor's Corporation

AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

BB, B, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Ratings of Commercial Paper

Moody's Investors Service, Inc.

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternative liquidity is maintained.

                         Standard & Poor's Corporation

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Capacity for timely payment on commercial paper on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

PART C.  OTHER INFORMATION



Item 23.          EXHIBITS
Exhibit 1         Restated Agreement and Declaration of Trust. (6)

Exhibit 2         By-Laws. (6)

Exhibit 3         See exhibits (1) and (2) above.

Exhibit 4(a)      Investment Management Agreement (the "Management
                  Agreement") between Registrant and Allmerica Financial
                  Investment Management Services, Inc. ("AFIMS"), (the
                  "Manager") dated December 6, 2000. (6)

Exhibit 4(b)      Portfolio Manager Agreement among Registrant, Palladian
                  Advisors, Inc. and GAMCO Investors, Inc. with respect to the Global Interactive/Telecomm Portfolio dated October 12,
                  1995. (3)

Exhibit 4(c) Portfolio Manager Agreement among Registrant, the Manager and Bee & Associates, a Division of Denver Investment Advisors
                  LLC with respect to the International Growth Portfolio dated
                  August 18, 2000. (6)

Exhibit 4(d)      Portfolio Manager Agreement among the Registrant, AFIMS and
                  Analytic Investors, Inc. with respect to the Growth Portfolio dated January 8, 2001. (6)

Exhibit 4(e)      Portfolio Manager Agreement among Registrant, Palladian
                  Advisors, Inc. and GAMCO Investors, Inc. with respect to the Value Portfolio dated October 12, 1995. (3)

Exhibit 4(f)      Substitution Agreement among the Registrant, Palladian
                  Advisors, Inc., AIMCO and GAMCO Investors, Inc. with respect to the Global Interactive/Telecomm Portfolio dated February
                  11, 1998. (2)

Exhibit 4(g)      Substitution Agreement among the Registrant, Palladian
                  Advisors, Inc., AIMCO and GAMCO Investors, Inc. with respect to the Value Portfolio dated February 11, 1998. (2)

Exhibit 5         Not applicable.

Exhibit 6         Not applicable.

Exhibit 7         Custodian Agreement between the Registrant and Investors
                  Bank & Trust Company dated April 1, 1999. (5)

Exhibit 8(a)      Transfer Agency and Service Agreement between Registrant and
                  Investors Bank & Trust Company dated April 1, 1999. (5)

Exhibit 8(b)      Administration Services Agreement between AFIMS the
                  Registrant and Investors Bank & Trust Company dated April
                  1, 1999. (5)

Exhibit 8(c)      Portfolio Manager Investment Agreement among Registrant,
                  Palladian Advisors, Inc., Western Capital Financial Group,
                  Inc., and GAMCO Investors, Inc. with respect to the Global
                  Interactive/Telecomm Portfolio dated October 12, 1995. (4)

Exhibit 8(d)      Portfolio Manager Investment Agreement among Registrant,
                  Palladian Advisors, Inc., Western Capital Financial Group,
                  Inc., Bee & Associates, Incorporated and Bruce B. Bee and
                  Edward N. McMillan with respect to the International Growth
                  Portfolio dated October 12, 1995. (4)

Exhibit 8(e)      Portfolio Manager Investment Agreement among Registrant,
                  Palladian Advisors, Inc., Western Capital Financial Group,
                  Inc., and GAMCO Investors, Inc. with respect to the Value
                  Portfolio dated October 12, 1995. (4)

Exhibit 8(f)      Participation Agreement among the Registrant, AIMCO, and
                  Allmerica Financial Life Insurance and Annuity Company dated
                  April 9, 1998. (2)

Exhibit 8(g)      Participation Agreement among the Registrant, AIMCO, and
                  First Allmerica Financial Life Insurance Company dated April
                  9, 1998. (2)

Exhibit 9         Opinion of counsel. (1)

Exhibit 10        Consent of independent accountants. (6)

Exhibit 11        Not applicable.

Exhibit 12        Not applicable.

Exhibit 13        Not applicable.

Exhibit 14        Not applicable.

Exhibit 15        Not applicable.

Exhibit 16        Code(s) of Ethics of the Trust and each Portfolio Manager
                  (a) The Fulcrum Trust (5)
                  (b) Analytic Investors, Inc. (5)
                  (c) Bee & Associates, Incorporated (5)
                  (d) Gabelli Asset Management, Inc. (5)
                  (e) Denver Investment Advisors LLC (6)

Exhibit 17        Power of Attorney dated (6)


(1) Incorporated by reference to post-effective amendment No. 1 Reg. No. 33-73882, filed January 26, 1996.

(2) Incorporated by reference to post-effective amendment No. 7, Reg. No. 33-73882, filed July 2, 1998.

(3) Incorporated by reference to post-effective amendment No. 9, Reg. No. 33-73882, filed February 25, 1999.

(4) Incorporated by reference to post-effective amendment No. 8, Reg. No. 33-73882, filed August 31, 1998.


(5) Incorporated by reference to post-effective amendment. No. 11, Reg. No. 33-73882, filed April 28, 2000.

(6) Filed herewith.


Item 24.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

Item 25.  INDEMNIFICATION

Section 5.4 of the Agreement and Declaration of Trust of The Fulcrum Trust,
Exhibit 1 hereto, provides in part: "The Trust shall indemnify (from the assets of the Portfolio or Portfolio in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) [hereinafter referred to as a "Covered Person"] against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct")."

The Agreement and Declaration provides additional terms of this indemnification.

The agreement between the registrant and the Manager includes the following indemnification provision:

"The Manager shall not be liable for any loss suffered by the Trust as the result of actions by persons other than the Manager or for any loss suffered by the Trust as the result of any negligent act or error of judgment of the Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach by the Manager of its fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under this Agreement or from reckless disregard by it of its obligations and duties under this Agreement. The Trust shall indemnify the Manager and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Trust and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Trust resulting from (i) a breach by the Manager of its fiduciary duty with respect to compensation for services paid by the Trust (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act); (ii) willful misfeasance, bad faith or gross negligence by the Manager in the performance of its duties under this Agreement; or (iii) reckless disregard by the Manager of its obligations and duties under this Agreement."

The agreements with the Portfolio Managers include substantially similar provisions.

The Participation Agreements with the life insurance companies investing in the Trust (each a "Life Company") include certain indemnification provisions. Subject to certain limitations, the Life Company agrees, among other things, to indemnify the Trust and the Manager (and their officers, directors and certain other persons) for any and all losses, claims, damages, or liabilities (including legal and other expenses) arising out of certain misrepresentations or omissions, a failure by Life Company to substantially provide the services required by the Participation Agreement, or a material breach of the Participation Agreement. Subject to certain limitations, the Manager agrees, among other things, to indemnify the Life Company (and its officers and directors and certain other persons) against all losses, claims, damages, or liabilities (including legal and other expenses) arising out of certain misrepresentations or omissions, a failure by the Trust to meet certain requirements, or a material breach by the Manager of the Participation Agreement. Subject to certain limitations, the Trust agrees, among other things, to indemnify the Life Company (and its officers and directors and certain other persons) against all losses, claims, damages, or liabilities (including legal and other expenses) arising out of a failure by the Trust to meet certain requirements or a material breach by the Trust of the Participation Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER AND PORTFOLIO MANAGERS

(a)  ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.

See "Management of the Portfolios" in the Prospectus and "Investment Management and Other Services" in the Statement of Additional Information, (Parts A and B) of this Registration Statement.

Information as to Allmerica Financial Investment Management Services, Inc.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File Number 801-55463), the text of which is incorporated by reference.

(b)  GAMCO INVESTORS, INC.

See "Management of the Portfolios" in the Prospectus and "Investment Management and Other Services" in the Statement of Additional Information, (Parts A and B) of this Registration Statement relating to the Global Interactive/Telecomm and the Value Portfolios.

Information as to GAMCO Investors, Inc.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-141-32), as most recently amended, the text of which is incorporated herein by reference.


(c)  BEE & ASSOCIATES, A DIVISION OF DENVER INVESTMENT ADVISORS LLC


See "Management of the Portfolios" in the Prospectus and "Investment Management and Other Services" in the Statement of Additional Information, (Parts A and B) of this Registration Statement relating to the International Growth Portfolio.


Information as to Bee & Associates, a Division of Denver Investment Advisors LLC's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-345-38), as most recently amended, the text of which is incorporated by reference.


(d)  ANALYTIC INVESTORS, INC.

See "Management of the Portfolios" in the Prospectus and "Investment Management and Other Services" in the Statement of Additional Information, (Parts A and B) of this Registration Statement relating to the Growth Portfolio.

Information as to Analytic Investors, Inc.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7082), as most recently amended, the text of which is incorporated herein by reference.



Item 27.  PRINCIPAL UNDERWRITERS

Not Applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS


All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of (1) the Registrant, Allmerica Financial Investment Management Services, Inc. at 440 Lincoln Street, Worcester, MA 01653; (2) GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580; (3) Bee & Associates, a Division of Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, CO 80202; (4) Analytic Investors, Inc., 700 South Flower Street, Suite 2400, Los Angeles, CA 90017; and (5) Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02111.


Item 29.  MANAGEMENT SERVICES

Not Applicable.

Item 30.  UNDERTAKINGS

Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, The Fulcrum Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 9th day of April, 2001.


                                    THE FULCRUM TRUST



                                    By: /s/ George J. Sullivan, Jr.
                                    ------------------------------------

                                    George J. Sullivan, Jr.
                                    Chairman, President and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



Signature                                   Title                        Date
-----------------------------  ------------------------------------  -------------
/s/ George J. Sullivan, Jr.    Chairman, President and Trustee       April 9, 2001
-----------------------------
George J. Sullivan, Jr.

/s/ Thomas N. Dallape          Trustee                               April 9, 2001
-----------------------------
Thomas N. Dallape

/s/ Gordon Holmes              Trustee                               April 9, 2001
-----------------------------
Gordon Holmes

/s/ Paul T. Kane               Treasurer                             April 9, 2001
-----------------------------  Principal Financial Officer and
Paul T. Kane                   Principal Accounting Officer


                                 EXHIBIT INDEX



NUMBER            DESCRIPTION
------            -----------
Exhibit 1         Restated Agreement and Declaration of Trust

Exhibit 2         By-Laws

Exhibit 4(a) Investment Management Agreement (the "Management Agreement") between Registrant and Allmerica Financial Investment
                  Management Services, Inc. ("AFIMS"), (the "Manager") dated
                  December 6, 2000.

Exhibit 4(c)      Portfolio Manager Agreement among Registrant, the Manager and
                  Bee & Asscoiates, a Division of Denver Investment Advisors LLC with respect to the International Growth Portfolio dated
                  August 18, 2000.

Exhibit 4(d)      Portfolio Manager Agreement among the Registrant, AFIMS and
                  Analytic Investors, Inc. with respect to the Growth Portfolio dated January 8, 2001.

Exhibit 10        Consent of independent accountants


Exhibit 16(e)     Code of Ethics of Denver Investment Advisors LLC

Exhibit 17        Power of Attorney